Exhibit 10.24
EXECUTION VERSION

RESEARCH COLLABORATION, OPTION AND LICENSE AGREEMENT

by and between

EXICURE, INC.

and

PURDUE PHARMA L.P.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

-i-
THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

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THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(CONTINUED)
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THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

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Exhibit A	Option Declination Notice
Exhibit B	Option Exercise Notice
Exhibit C	Initial Collaboration Research Plan
Exhibit D	New Study Plan
Exhibit E	Springing License Side Letter Agreement
Exhibit F	Joint Press Release

Schedule 1	Excluded Targets
Schedule 2	Licensor Patents
Schedule 10.2(i)	Grant of Rights

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

RESEARCH COLLABORATION, OPTION AND LICENSE AGREEMENT
This RESEARCH COLLABORATION, OPTION AND LICENSE AGREEMENT (this “Agreement”) is entered into as of December 2nd, 2016 (the “Effective Date”) by and between EXICURE, INC., a Delaware corporation having an address at 8045 Lamon Ave, Skokie, Illinois 60077, United States of America (“Licensor”), and PURDUE PHARMA L.P., a Delaware limited partnership having an address at One Stamford Forum, 201 Tresser Boulevard, Stamford, Connecticut 06901, United States of America (“Licensee”). Licensor and Licensee are sometimes referred to individually as a “Party” and collectively as the “Parties.”
RECITALS
WHEREAS, Licensor has certain rights to the TNF- α Target, SNA Platform Technology and TNF-α-targeting SNAs, including AST-005 (each as defined below);
WHEREAS, Licensee possesses resources and expertise in the development, manufacture, marketing and commercialization of pharmaceutical products; and
WHEREAS, Licensee desires to obtain from Licensor, and Licensor desires to grant to Licensee certain exclusive licenses to research, develop, register, make, have made, use, offer for sale and sell, import, export and otherwise commercialize the Development Candidates (as defined below) as set forth herein.
NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants and conditions contained in this Agreement, the Parties hereby agree as follows:
ARTICLE 1
DEFINITIONS
“Acquiror” has the meaning set forth in Section 15.5.
“Affiliate” means, with respect to either Party, any person, firm, trust, corporation, partnership or other entity or combination thereof that directly or indirectly controls, is controlled by or is under common control with such Party; for purposes of this definition, the term “control” (including, with correlative meaning, the terms “controlled by” or “under common control with”) meaning direct or indirect ownership of fifty percent (50%) or more, including ownership by one or more trusts with substantially the same beneficial interests, of the voting and equity rights of such person, firm, trust, corporation, partnership or other entity or combination thereof, or the power to direct the management of such person, firm, trust, corporation, partnership or other entity or combination thereof. For purposes of this Agreement, “Affiliate” excludes, in the case of Licensee, The Purdue Frederick Company, Inc., a New York corporation d/b/a The Purdue Frederick Company.
“Affordable Care Act” means the Patient Protection and Affordable Care Act, 42 U.S.C. Sections 18001, et. seq. (2010), as amended.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

“AST-005” means Licensor’s TNF-α Development Candidate which is a SNA having the nucleotide sequence *****.
“AST-005 Option Exercise Period” has the meaning set forth in Section 3.2(b).
“Bankruptcy Code” means, as applicable, the U.S. Bankruptcy Code, as amended from time to time, and the rules and regulations and guidelines promulgated thereunder or the bankruptcy laws of any Governmental Authority, as amended from time to time, and the rules and regulations and guidelines promulgated thereunder or any applicable bankruptcy laws of any other country or competent Governmental Authority, as amended from time to time, and the rules and regulations and guidelines promulgated thereunder.
“Board” has the meaning set forth in Section 8.11(b).
“Breaching Party” has the meaning set forth in Section 13.6(a).
“Business Day” means any day other than a day on which the commercial banks in New York City are authorized or required to be closed.
“Calendar Quarter” means each successive period of three (3) calendar months commencing on January 1, April 1, July 1 and October 1, except that the first Calendar Quarter of the Term commences on the Effective Date and ends on the first to occur of March 31, June 30, September 30 and December 31 after the Effective Date, and the last Calendar Quarter ends on the last day of the Term.
“Calendar Year” means each successive period of twelve (12) calendar months commencing on January 1 and ending on December 31, except that the first Calendar Year of the Term commences on the Effective Date and ends on December 31 of the year in which the Effective Date occurs and the last Calendar Year of the Term commences on January 1 of the year in which the Term ends and ends on the last day of the Term.
“Change of Control” means, with respect to either Party, (i) the sale of all or substantially all of such Party’s assets or business relating to this Agreement; (ii) a merger (including a reverse triangular merger), consolidation, share exchange or other similar transaction involving such Party and any Third Party which results in the holders of the outstanding voting securities of such Party, or any Affiliate that controls such Party directly or indirectly, immediately before such merger, consolidation, share exchange or other similar transaction ceasing to hold more than fifty percent (50%) of the combined voting power of the surviving, purchasing or continuing entity immediately after such merger, consolidation, share exchange or other similar transaction, or (iii) the acquisition by a person or entity, or group of persons or entities acting in concert, of more than fifty percent (50%) of the outstanding voting equity securities of such Party; in all cases of clauses (i)–(iii), where such transaction is to be entered into with any person or group of persons other than the other Party or its Affiliates.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

“Claims” has the meaning set forth in Section 11.1.
“Clinical Studies” means a research study using human subjects to evaluate biomedical or health-related outcomes, including but not limited to Phase 1 Studies, Phase 2 Studies, Phase 3 Studies, or variations of such studies (e.g., Phase 2/3).
“CMC Information” means Information related to the chemistry, manufacturing and controls of a Product, as specified by the FDA, EMA and other applicable Regulatory Authorities.
“Collaboration Development Candidate” means the SNA that has achieved Stage 2, together with its backup compounds (if any), under the Collaboration Research Plan and intended for further Development and Commercialization to modulate, including decreasing or increasing, expression or activity of a Collaboration Target in the Field.
“Collaboration Product” means each Product Derived from a Collaboration Development Candidate for use in the Field and for all Indications.
“Collaboration Research Plan” means, the written plan for, and budget applicable to, the research, collaboration and Development for each SNA directed against a Collaboration Target to be conducted by the Parties, as outlined in a written “stage-gated” collaboration research plan, as such plan may be amended, modified or updated in accordance with Section 2.3, and such plan will contain, inter alia, (a) the research and collaboration objectives, including the profile and goals for the applicable Collaboration Development Candidate, and the activities to be performed over such period; (b) the Party responsible for such activities; (c) a timeline for such activities; (d) a budget with respect to the overall costs for the research, collaboration and Development activities to be conducted for the applicable Collaboration Development Candidate (the “Collaboration Research Budget”); (e) the in vitro, ex vivo and/or in vivo animal model studies that are expected to be conducted and the expected timeline for conducting such studies; (f) the Clinical Studies that are expected to be conducted, the expected timeline for conducting such Clinical Studies and the applicable Clinical Study design and endpoints; and (g) the permitted regulatory activities to be conducted, and the expected timetable for conducting such activities.
“Collaboration Target” means *****.
“Commercialization”, with a correlative meaning for “Commercialize” and “Commercializing”, means all activities undertaken before and after obtaining Regulatory Approvals relating specifically to the pre-launch, launch, promotion, detailing, medical education and medical liaison activities, marketing, pricing, reimbursement, sale and distribution of Product, including strategic marketing, sales force detailing, advertising, medical education and liaison, and market and Product support, and all customer support, Product distribution, invoicing and sales activities; provided, however, “Commercialization” excludes any activities relating to the manufacture of Product.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

“Commercially Reasonable Efforts” means, with respect to a Party’s obligations or tasks under this Agreement with respect to the performance of any activities by a Party hereunder, the level of efforts and resources commonly used by a similarly situated company in the research-based pharmaceutical industry for performing such activities for a product controlled by it of similar commercial potential at a similar stage of development or commercialization, taking into account efficacy, safety, patent and regulatory exclusivity, anticipated or approved labeling, present and future market potential, competitive market conditions, the profitability of Product in light of pricing and reimbursement issues, including rebates under risk sharing schemes, and all other relevant factors.
“Confidential Information” of a Party means any and all Information of such Party or its Affiliates that is disclosed by such Party or its Affiliates to the other Party or its Affiliates under this Agreement, whether in oral, written, graphic, or electronic form.
“Control” means, with respect to any material, Information, or intellectual property right, that a Party (a) owns or (b) has a license (other than a license granted to such Party under this Agreement), right or covenant to such material, Information, or intellectual property right, and in each case, has the ability to grant to the other Party access, a license or a sublicense (as applicable) to the foregoing on the terms and conditions set forth in this Agreement without violating the terms of any then-existing agreement or other arrangement with any Third Party.
“CREATE Act” has the meaning set forth in Section 10.3(f)(i).
“Derived” means identified, obtained, developed, created, synthesized, generated, designed or resulting from, based upon, containing or incorporating, conjugated to or complexed with (whether directly or indirectly, or in whole or in part).
“Develop” or “Development” means all activities after the Effective Date relating to researching (including synthesizing, screening, testing or evaluating), preparing and conducting non-clinical studies thereon, preparing and conducting Clinical Studies thereon, and conducting regulatory activities (including preparation of regulatory applications) that are necessary or useful to obtain and maintain Drug Approval of Product, including on SNA discovery and optimization utilizing, e.g., anti-sense oligonucleotide, RNAi, or triplex formation approaches.
“Development Candidate” means each Collaboration Development Candidate and each TNF-α Development Candidate.
“Development Costs” means all costs reasonably incurred by or on behalf of either Party after the Effective Date, including out-of-pocket costs actually incurred by each Party, costs of Products or comparator drugs used in Clinical Studies and non-clinical studies, investigators fees, investigators meetings costs, hospital fees, and clinical research organization’s fees, all as calculated in accordance with U.S. generally accepted accounting principles consistently applied or international financial reporting standards, as applicable, that are reasonably and directly allocable to such Party’s performance of its obligations under this Agreement, to the extent that

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

such costs do not exceed ***** of the Collaboration Research Budget therefor as specified in the Collaboration Research Plan; provided, however, “Development Costs” excludes (i) all internal costs, and (ii) any and all costs associated with preparing and filing any and all Regulatory Materials and communicating with any Regulatory Authorities, in each case for obtaining and maintaining Regulatory Approval, except as specifically set forth in the Collaboration Research Plan.
“Dispute” has the meaning set forth in Section 14.1.
“Dollars” or “$” means U.S. dollars.
“Drug Approval” means an approval granted by the appropriate Regulatory Authority to market Product in the Field in any particular jurisdiction in the Territory; provided, “Drug Approval” includes any and all marketing authorizations in the EU but excludes any and all Pricing Approvals and Reimbursement Approvals.
“EEA” means the EU plus Iceland, Liechtenstein, Norway and Switzerland.
“EMA” means the European Medicines Agency or any successor entity.
“EU” means the European Union member states as of the Effective Date and then constituted. As of the Effective Date, the European Union member states are Austria, Belgium, Bulgaria, Croatia, Cyprus, the Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, Poland, Portugal, Romania, Slovakia, Slovenia, Spain, Sweden, and the United Kingdom.
“Excluded Targets” means any targets that are set forth in Schedule 1 hereto.
“Executive Officers” has the meaning set forth in Section 5.1(d).
“Exercise Period” has the meaning set forth in Section 2.4(c).
“Exercised Development Candidate” means each Development Candidate for which Licensee has exercised its relevant Option.
“FD&C Act” means the U.S. Federal Food, Drug, and Cosmetic Act, as amended.
“FDA” means the U.S. Food and Drug Administration or any successor entity.
“Field” means any and all uses, including all uses in human and non-human animals, all therapeutic forms, uses and all device uses.
“First Commercial Sale” means, with respect to a particular Product in a given country or regulatory jurisdiction, the first sale for monetary value for use or consumption by the end

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

user of such Product to a Third Party in a given country or regulatory jurisdiction after Drug Approval has been obtained in such jurisdiction. Sales prior to receipt of Drug Approval for such Product, such as so-called “treatment IND sales”, “named patient sales”, and “compassionate use sales” shall not be construed as a “First Commercial Sale”.
“Fundamental Breach” means the Breaching Party’s (i) gross negligence with respect to any of its material obligations under this Agreement, (ii) intentional or willful misconduct, fraudulent act or omission with respect to any of its obligations under this Agreement or (iii) any material breach of any of the following provisions: *****.
“Fundamental Default Notice” has the meaning set forth in Section 13.6(a).
“FTE” means one thousand eight hundred hours of work in any twelve (12)-month period devoted to or in support of the Collaboration Research Plan that are carried out by one or more full-time employees of Licensor as part of the Collaboration Research Plan, in each case measured in accordance with Licensor’s normal time allocation practices from time to time.
“Generic Product” means any pharmaceutical product in a particular regulatory jurisdiction that (i) (a) contains the same active pharmaceutical ingredients as Product; (b) is bioequivalent to Product as determined by the applicable Regulatory Authority in such jurisdiction; or (c) has one or more Regulatory Authority-approved Indications in such jurisdiction equivalent to any of the Regulatory Authority-approved Indications for Product in such jurisdiction (except that the references to “such jurisdiction” in this subsection (c) means, with respect to Regulatory Authority-approved Indications in the Territory, any one or more countries in the Territory); and (ii) is sold in such jurisdiction by a Third Party that is not a Sublicensee of Licensee or its Affiliates, and is not otherwise authorized by Licensee or any of its Affiliates, Sublicensees or distributors to sell such product.
“Good Clinical Practices” or “GCP” means the then-current standards, practices and procedures promulgated or endorsed by the FDA as set forth in the guidelines entitled “Guidance for Industry E6 Good Clinical Practice: Consolidated Guidance,” including related regulatory requirements imposed by the FDA and comparable regulatory standards, practices and procedures promulgated by the EMA or other Regulatory Authority applicable to the Territory, as such standards, practices and procedures may be updated from time to time, including applicable quality guidelines promulgated under the ICH.
“Good Laboratory Practices” or “GLP” means the then-current good laboratory practice standards promulgated or endorsed by the FDA as defined in 21 C. F. R. Part 58, and comparable regulatory standards promulgated by the EMA or other Regulatory Authority applicable to the Territory, as such standards may be updated from time to time, including applicable quality guidelines promulgated under the ICH.
“Good Manufacturing Practices” or “GMP” means the standards relating to current Good Manufacturing Practices for fine chemicals, active pharmaceutical ingredients,

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

intermediates, bulk products or finished pharmaceutical products set forth in (i) 21 U.S. C. 351(a)(2)(B), in FDA regulations at 21 C. F. R. Parts 210 and 211 and in The Rules Governing Medicinal Products in the European Community, Volume IV, Good Manufacturing Practice for Medicinal Products, or (ii) the ICH Guidelines relating to the manufacture of active pharmaceutical ingredient and finished pharmaceuticals, as such standards may be updated from time to time, including applicable quality guidelines promulgated under the ICH.
“Governmental Authority” means any multi-national, federal, state, local, municipal, provincial or other governmental authority of any nature (including any governmental division, prefecture, subdivision, department, agency, bureau, branch, office, commission, council, court or other tribunal).
“Head License Agreements” means (i) the License Agreement between Licensor and Northwestern effective May 27, 2014, (ii) the Restated License Agreement between Licensor and Northwestern effective December 11, 2015 and (iii) the License Agreement between Licensor and Northwestern effective June 17, 2016, each as may be amended from time to time.
“ICH” means the International Conference on Harmonization of Technical Requirements for Registration of Pharmaceuticals for Human Use.
“ICH Guidelines” means the guidelines of the ICH.
“IND” means (a) an Investigational New Drug Application as defined in the FD&C Act and regulations promulgated thereunder or any successor application or procedure required to initiate clinical testing of a Development Candidate or Product in humans in the U.S.; (b) a counterpart of an Investigational New Drug Application that is required in any other country or region in the Territory before beginning clinical testing of a Development Candidate or Product in humans in such country or region; and (c) all supplements and amendments to any of the foregoing
“Indemnified Party” has the meaning set forth in Section 11.3.
“Indemnifying Party” has the meaning set forth in Section 11.3.
“Indication” means any disease, disorder or condition within the Field that can be diagnosed or treated, or is otherwise approved in labeling for a Product by an applicable Regulatory Authority, in any area within the Field, including but not limited to inflammation in disease, dermatology, gastroenterology, arthritis, ENT, pain, ophthalmic and optic diseases and neurological disease.
“Information” means any data, results, technology, business or financial information or information of any type whatsoever, in any tangible or intangible form, including know-how, trade secrets, practices, techniques, methods, processes, inventions, developments, specifications, formulations, formulae, materials or compositions of matter of any type or kind (patentable or

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

otherwise), software, algorithms, marketing reports, expertise, technology, test data (including pharmacological, biological, chemical, biochemical, clinical test data and data resulting from non-clinical studies), CMC Information, Regulatory Materials, stability data and other study data and procedures.
“JAMS Rules” has the meaning set forth in Section 14.1.
“Joint Inventions” has the meaning set forth in Section 9.1.
“Joint Patents” means all Patents claiming Joint Inventions.
“JRC” has the meaning set forth in Section 5.1(a).
“Laws” means all applicable laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of any federal, national, multinational, state, provincial, county, city or other political subdivision, domestic or foreign.
“Licensee Indemnitees” has the meaning set forth in Section 11.1.
“Licensee Inventions” has the meaning set forth in Section 9.1.
“Licensee Patent” means any patent (other than a Joint Patent or Licensor Patent) that (a) claims, generically or specifically, a Development Candidate or a Product, or the manufacture or use in the Field of a Development Candidate or a Product, and (b) which is Controlled by Licensee or its Affiliates during the Term.
“Licensee Prosecuted Patents” has the meaning set forth in Section 9.3(a).
“Licensor Change of Control Notice” has the meaning set forth in Section 13.4(a).
“Licensor Indemnitees” has the meaning set forth in Section 11.2.
“Licensor Inventions” has the meaning set forth in Section 9.1.
“Licensor Know-How” means all Information that (a) is necessary or useful for the Development, manufacture or Commercialization of a Product in the Field and (b) (i) is Controlled by Licensor or its Affiliates as of the Effective Date or (ii) is Controlled by Licensor or its Affiliates during the Term; provided, the use of “Affiliate” in this definition excludes any Third Party that becomes an Affiliate of Licensor after the Effective Date due to a Change of Control of Licensor.
“Licensor Patent” means any Patent (other than a Joint Patent or Licensee Patent) that (a) (i) claims, generically or specifically, a Development Candidate or a Product, or the manufacture or use in the Field of a Development Candidate or Product or (ii) claims Licensor’s

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

SNA Platform Technology which would otherwise be infringed by the Development, Commercialization, making, use, sale, or importation of a Development Candidate or Product and (b) (i) is Controlled by Licensor or its Affiliates as of the Effective Date, which such Patents are set forth in Schedule 2 hereto, (ii) is Controlled by Licensor or its Affiliates during the Term and claims priority to a Patent Controlled by Licensor or its Affiliates as of the Effective Date, or (iii) is Controlled by Licensor or its Affiliates during the Term; provided, that the use of “Affiliate” in this definition excludes any Third Party that becomes an Affiliate of Licensor after the Effective Date due to a Change of Control of Licensor.
“Loan Facility” means any loan facility extended to Licensor or its Affiliates, including the Security Agreement.
“Material Impact” means, with respect to a Party, a material adverse impact on the regulatory status or the commercial sales of Product in such Party’s applicable territory.
“Net Sales” means, with respect to any Product, the total amount invoiced by Licensee or its Affiliates, sublicensees or distributors to each Third Party receiving Product in arm’s length transactions, less the following deductions from such total amounts that are actually incurred, allowed, accrued or specifically allocated:

(a)
normal and customary trade, cash and quantity discounts (and including amounts repaid, discounted or credited by reason of risk sharing schemes with any Governmental Authority or any Non-Governmental Authority), actually given, credits, price adjustments or allowances for damaged Product, delayed ship orders, returns or rejections of Product, including recalls and allowances for uncollectible amounts, bad debts, or both on previously sold Products;

(b)
chargeback payments and rebates (or the equivalent thereof) (including amounts repaid, discounted or credited by reason of retroactive price reductions, discounts, or rebates, which are, in each case, imposed upon Licensee, its Affiliates, sublicensees or distributors by any Governmental Authority or any non-Governmental Authority) and other payments required by law to be made under Medicaid, Medicare and other government special medical assistance programs, branded prescription drug fees (or similar taxes, charges, fees, duties, levies or other assessments) due under the Affordable Care Act (or similar legislation), for Product granted to group purchasing organizations, managed healthcare organizations or to federal, state/provincial, local and other governments, including their agencies, purchasers, reimbursers, non-Governmental Authorities, or to trade customers;

(c)
reasonable and customary freight, shipping insurance and other transportation expenses directly related to the sale of Product (if actually borne by Licensee, its Affiliates or sublicensees without reimbursement from any Third Party);

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(d)	required distribution commissions/fees payable to any Third Party providing distribution services to Licensee;

(e)	any costs related to patent litigation; and

(f)
sales, use, value-added, excise taxes, tariffs and duties, and other taxes and government charges directly related to the sale (but not including taxes assessed against the income derived from such sale).

Upon the sale or other disposal of Product other than in a transaction generating revenues from or based on a sales price for Product (which sales price is either customary or would be reasonably expected), such sale or disposal will constitute a sale with the consideration for the sale being the consideration for the relevant transaction and will constitute Net Sales hereunder or if the consideration is not a monetary amount, such sale or disposal will have the value of whatever consideration has been provided in exchange for the supply.
For this definition:
(i)the transfer of Product by Licensee or one of its Affiliates to another Affiliate is not considered a sale;
(ii) the transfer of Product by Licensor, Licensee or their Affiliates to a contract manufacturer is not considered a sale; and
(iii)any disposal of Product for, or use of Product in, clinical trials or as free samples is not a sale under this definition. For clarity, there is no limit on the quantity of Product that may be used in Clinical Studies, but Licensee may only give away as free samples such quantities as are reasonable in the industry for this type of Product. The amount of Product transferred pursuant to subsections (i), (ii) and (iii) of this definition is determined from the books and records of Licensee or its Affiliates, maintained in accordance with U.S. generally accepted accounting principles, consistently applied, but excluding any notes thereto.
“New Study” means the new AST-005 Phase 1 Study to commence on or after the Effective Date.
“New Study Completion Date” means the date of Licensee’s receipt of a written certificate executed by a duly authorized officer of Licensor attesting that Licensee has received all results and data from Licensor resulting from the New Study, including, but not limited to, clinical study reports, Regulatory Materials, CMC Information, test data (including pharmacological, biological, chemical, biochemical, clinical test data and data resulting from non-clinical studies), stability data and other study data, procedures, analytical methods, formulations, formulae, techniques, processes, specifications, materials and any other data necessary for the continued Development of AST-005, in a reasonably organized and readable format.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

“Non-AST-005 Option Exercise Period” has the meaning set forth in Section 3.2(a).
“Non-Breaching Party” has the meaning set forth in Section 13.6(a).
“Non-Fundamental Breach” means the Breaching Party’s material breach of any of the obligations under this Agreement that is not a Fundamental Breach.
“Non-Fundamental Default Notice” has the meaning set forth in Section 13.7(a).
“Non-Governmental Authority” means any public body (including the National Institute of Clinical Excellence and the Scottish Medicines Consortium in the U. K.; the Institute for Quality and Efficiency in Healthcare in Germany; the Technical Scientific Commission in Italy; the Directorate of Pharmacy and Healthcare Products in Spain; the National Union of Health Insurance Funds and the National Authority of Health in France; and Health Canada in Canada) or non-Governmental Authority (including “Sick Funds” in Germany) with the authority to control, approve, recommend or otherwise determine pricing and reimbursement of pharmaceutical products, including those with authority to enter into risk sharing schemes or to impose retroactive price reductions, discounts, or rebates.
“Northwestern” means Northwestern University, an Illinois not-for-profit corporation with a principal place of business at 633 Clark Street, Evanston, Illinois 60208.
“Observer” has the meaning set forth in Section 8.11(b).
“Offer Notice” has the meaning set forth in Section 2.4(b).
“Option” has the meaning set forth in Section 3.1.
“Option Declination Notice” means a written notice by Licensee to Licensor (in the form set out in Exhibit A or such other form as Licensor may approve) during the Option Exercise Period of Licensee’s decision not to exercise the Option.
“Option Exercise Notice” means a written notice by Licensee to Licensor (in the form set out in Exhibit B or such other form as Licensor may approve) during the Option Exercise Period of Licensee’s exercise of the Option.
“Option Exercise Period” means either the Non-AST 005 Option Exercise Period or AST-005 Option Exercise Period, as applicable.
“Patents” means (a) pending patent applications, issued patents, utility models and designs anywhere in the world; (b) reissues, substitutions, confirmations, registrations, validations, re-examinations, additions, continuations, continued prosecution applications, continuations-in-part, or divisions of or to any of the foregoing; (c) any other patent application claiming priority to any of the foregoing anywhere in the world; and (d) extension, renewal or

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

restoration of any of the foregoing by existing or future extension, renewal or restoration mechanisms, including supplementary protection certificates or the equivalent thereof.
“Payee” has the meaning set forth in Section 8.7.
“PDF” means Adobe™ Portable Document Format sent by electronic mail.
“Percentage Generic Market Penetration” is calculated on a country-by-country basis and means the percentage obtained by dividing (a) the unit sales of all Generic Products in a particular country in the Territory during a particular Calendar Quarter by (b) the sum of (i) all of the unit sales of such Generic Products and (ii) the unit sales of Product by Licensee, its Affiliates and Sublicensees in such country in such Calendar Quarter. Unit sales data is as evidenced by IMS Health data (or data from a similarly suitable source in a country where IMS Health data is not available).
“Phase 1 Study” means a human clinical trial with the endpoint of determining initial tolerance, safety or pharmacokinetic information in single dose, single ascending dose, multiple dose or multiple ascending dose regimens, as described in 21 C. F. R. § 312.21(a) (or its successor regulation) or the equivalent thereof in any jurisdiction outside the U.S.
“Phase 1 Trigger” has the meaning set forth in Section 2.5(a).
“Phase 2 Study” means a human clinical trial with the principal purpose being a preliminary determination of safety and efficacy in the target patient population over a range of doses and dose regimens, as described in 21 C. F. R. § 312.21(b) (or its successor regulation) or the equivalent thereof in any jurisdiction outside the U.S.
“Phase 3 Study” means a human clinical trial of a compound or product for an Indication on sufficient number of subjects that is designed to establish that such compound or product is safe and efficacious for its intended use, and to determine warnings, precautions and adverse reactions that are associated with the compound or product in the dosage range to be prescribed, and to support regulatory approval of such compound or product for such Indication or label expansion of such compound or product.
“Phase 3 Trigger” has the meaning set forth in Section 2.5(a).
“Pricing Approval” means the governmental approval, agreement, determination or decision establishing prices for Product that can be charged in regulatory jurisdictions where the applicable Governmental Authorities approve or determine the price of pharmaceutical products.
“Product” means any pharmaceutical product preparation (including all dosage forms and formulations) for use for any and all Indications in the Field Derived from a Development Candidate.  For the avoidance of doubt, “Product” includes the Collaboration Products and the TNF-α Products.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

“PSURs” has the meaning set forth in Section 6.1(b).
“Publication” has the meaning set forth in Section 12.3.
“Regulatory Approval” means (i) Drug Approval and all other approvals necessary for the commercial sale of Product in a given country or regulatory jurisdiction; (ii) Pricing Approval (but only in those countries or regulatory jurisdictions where Pricing Approval is required by Law for commercial sale); and (iii) Reimbursement Approval, but only in those countries or regulatory jurisdictions where Reimbursement Approval is required for the price paid for Product to be reimbursed by a Governmental Authority or a Non-Governmental Authority with the authority to approve reimbursement.
“Regulatory Authority” means, in a particular country or jurisdiction, any applicable Governmental Authority or Non-Governmental Authority involved in granting Regulatory Approval in such country or jurisdiction.
“Regulatory Materials” means regulatory applications, submissions, notifications, communications, correspondence, registrations, Drug Approvals or other filings made to, received from or otherwise conducted with a Regulatory Authority to Develop, manufacture, market, sell or otherwise Commercialize Product in a particular country or jurisdiction.
“Reimbursement Approval” means the approval, agreement, determination or decision recommending or approving Product for use or establishing the prices for Product that can be reimbursed in regulatory jurisdictions where the applicable Governmental Authority or Non-Governmental Authority approves, determines or recommends the reimbursement or use of pharmaceutical products.
“ROFO Acceptance” has the meaning set forth in Section 2.4(c).
“ROFO Period” has the meaning set forth in Section 2.4(a).
“ROFO Subject” means any molecule or SNA (other than an Excluded Target) that could become a Collaboration Target or Collaboration Development Candidate under this Agreement unless such molecule or SNA is, as of the Effective Date, the subject of any existing option rights or exclusive license rights granted by Licensor to any Third Party.
“Royalty Term” has the meaning set forth in Section 8.4(e).
“SAB Member” has the meaning set forth in Section 8.11(d).
“SEC” has the meaning set forth in Section 12.4(d).
“Security Agreement” means the Loan and Security Agreement between Licensor and Hercules Technology Growth Capital, Inc. dated February 17, 2016, as amended.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

“Section 365(n)” means Section 365(n) of the Bankruptcy Code or analogous provisions of the bankruptcy laws of any Governmental Authority.
“SNA” means spherical nucleic acids.
“SNA Platform Technology” means, collectively, inventions, discoveries, improvements, trade secrets and proprietary methods, whether or not patentable, compositions of matter, data, formulations, processes, techniques, know-how and results relating to Licensor’s SNA particles and constructs, including, but not limited to self-assembling SNA particles, liposomal particles, organic core particles and inorganic core particles, and, including, but not limited to, SNA constructs utilizing one or more of the following: (a) gapmers, (b) wings, (c) linkers and (d) tails, but not relating to SNAs directed specifically against any Collaboration Targets or TNF-α Targets or formulations, methods of use or manufacture thereof.
“SNA Platform Technology Inventions” has the meaning set forth in Section 9.1.
“Stage” has the meaning set forth in Section 2.3(c).
“Sublicensee” means any entity to which a sublicense is validly granted pursuant to Section 4.1(b).
“Technology” means, collectively, inventions, discoveries, improvements, trade secrets and proprietary methods, whether or not patentable, including: (a) methods of manufacture or use of, and structural and functional information pertaining to Development Candidates and Products, (b) compositions of matter, data, formulations, algorithms, processes, techniques, know-how and results relating to Licensor’s SNA Platform Technology, Collaboration Targets and the TNF-α Target, (c) SNA Platform Technology Inventions, (d) the Licensor Know-How, (e) Licensor Patents and (f) Licensor’s interest in Joint Patents.
“Term” has the meaning set forth in Section 13.1.
“Territory” means all countries and territories in the world.
“Territory Infringement” has the meaning set forth in Section 9.4(a).
“Third Party” means any entity other than Licensor or Licensee or an Affiliate of either of them or any contract manufacturer.
“Third Party Claim” has the meaning set forth in Section 9.5(b).
“Third Party Offer” has the meaning set forth in Section 2.4(b).
“Third Party Transaction” has the meaning set forth in Section 2.4(a).

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

“TNF-α” means human tumor necrosis factor-alpha.
“TNF-α Development Candidate” means each TNF-α-targeting SNA, including but not limited to, AST-005, designed to modulate, including decreasing or increasing, expression or activity of TNF-α at the gene or mRNA level by the use of Licensor’s SNA Platform Technology, including, but not limited to, antisense, RNA interference (RNAi) or triplex formation. For clarity, the modulation must be designed to directly target the human TNF-α gene or mRNA, and not indirectly through another target.
“TNF-α Product” means each Product Derived from a TNF-α Development Candidate for use in the Field and for all Indications.
“TNF-α Target” means TNF-α, the expression or activity of which is to be modulated, including decreasing or increasing, at the gene or mRNA level by use of Licensor’s SNA Platform Technology, including, but not limited to, antisense, RNA interference (RNAi) or triplex formation, for use in the Field. For clarity, the modulation must be designed to directly target the human TNF-α gene or mRNA, and not indirectly through another target.
“Trigger Date” means the earlier of (i) Licensee’s exercise of the AST-005 Option or (ii) the date that Licensee selects the first (1st) Collaboration Target.
“U.S.” means the United States of America, including all possessions and territories thereof.
ARTICLE 2

EXCLUSIVE RIGHTS; DEVELOPMENT OBLIGATIONS
2.1    Overview.
(a)    Subject to all of the applicable payment and other terms and conditions of this Agreement, Licensee will have the exclusive right to the Collaboration Targets, TNF-α Target, Development Candidates and Products under the Technology in all Indications in the Field in the Territory.
(b)    Licensee, at its own cost and expense (except as otherwise expressly set forth herein), and Licensor will use Commercially Reasonable Efforts to Develop Development Candidates and Products in any Indication in the Field in the Territory, in accordance with the Collaboration Research Plan.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

2.2    Designation of Collaboration Targets.
(a)Initial Collaboration Targets.
(i)Licensee may select up to three (3) Collaboration Targets.
(ii)If Licensee selects a first Collaboration Target, then Licensee will select the first Collaboration Target within ***** after the expiration of the AST-005 Option Exercise Period; provided, however, that Licensee shall not have the right to select any target as a first Collaboration Target that Licensor and/or its Affiliate has advanced in its own internal research activities beyond Stage 1 (or the equivalent thereof), unless Licensee provides funding to Licensor to reimburse the research and development expenses of Licensor and/or its Affiliate up to such stage and also makes payment of the milestone payments that would have been applicable if such target were included as a first Collaboration Target, but in no event shall Licensee have the right to select any target as a Collaboration Target that Licensor and/or its Affiliate has advanced beyond Stage 2 (or the equivalent thereof).
(iii)If Licensee selects a second Collaboration Target, then Licensee will select the second Collaboration Target within ***** after the expiration of the AST-005 Option Exercise Period; provided, however, that Licensee shall not have the right to select any target as a second Collaboration Target that Licensor and/or its Affiliate has advanced in its own internal research activities beyond Stage 1 (or the equivalent thereof), unless Licensee provides funding to Licensor to reimburse the research and development expenses of Licensor and/or its Affiliate up to such stage and also makes payment of the milestone payments that would have been applicable if such target were included as a second Collaboration Target, but in no event shall Licensee have the right to select any target as a Collaboration Target that Licensor and/or its Affiliate has advanced beyond Stage 2 (or the equivalent thereof).
(iv)If Licensee selects a third Collaboration Target, then Licensee will select the third Collaboration Target within ***** after the expiration of the AST-005 Option Exercise Period; provided, however, that Licensee shall not have the right to select any target as a third Collaboration Target that Licensor and/or its Affiliate has advanced in its own internal research activities beyond Stage 1 (or the equivalent thereof), unless Licensee provides funding to Licensor to reimburse the research and development expenses of Licensor and/or its Affiliate up to such stage and also makes payment of the milestone payments that would have been applicable if such target were included as a third Collaboration Target, but in no event shall Licensee have the right to select any target as a Collaboration Target that Licensor and/or its Affiliate has advanced beyond Stage 2 (or the equivalent thereof).
(b)Substitution of a Collaboration Target.
(i)If Licensee wishes to discontinue the research program relating to any of the first, second or third initial Collaboration Targets, as the case may be, for any reason, then, on a one-time only basis for each of the three initial Collaboration Targets, at any time until

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

the third anniversary of the date the FDA or EMA approved or allowed an IND or equivalent EMA filing to go into effect allowing commencement of a Phase 1 Study with respect to such Collaboration Target, Licensee may substitute such Collaboration Target with another Collaboration Target; provided however, that any such replacement must be mutually agreed in writing between the Parties.
(ii)At any time during the Term and for any reason, the Parties may mutually agree to substitute any Collaboration Target with another Collaboration Target.
(c)Additional Collaboration Targets. Licensee may add one (1) or more Collaboration Targets in addition to the three (3) initial Collaboration Targets after the selection of the three (3) initial Collaboration Targets pursuant to the terms set forth in Section 8.1(a); provided however, that any such addition must be mutually agreed in writing between the Parties.
(d)Collaboration Target Information. In order to assist Licensee with the designation of Collaboration Targets, Licensor will endeavor in good faith and as reasonably practical to promptly provide Licensee with a summary of all material Information in its possession related to any Collaboration Target as requested.
(e)Discontinuation of a Collaboration Target or TNF-α Target. At any time during the Term and for any reason, Licensee may discontinue the research program relating to any Collaboration Target or TNF-α Target for any reason and will not be responsible for any future Development Costs incurred after the delivery of discontinuation notice. For purpose of clarity, Licensee will pay any costs actually incurred and accrued but unpaid prior to the date of discontinuation notice and for any Third Party non-terminable costs actually incurred and accrued after the date of discontinuation notice to the extent such non-terminable costs are set forth in the “Collaboration Research Plan” and Licensee is informed that such costs are non-terminable; provided that Licensee shall only pay such non- terminable costs to the extent Licensor used Commercially Reasonable Efforts to mitigate such costs.
(f)Excluded Targets. Notwithstanding anything to the contrary herein, the Parties hereby agree that nothing herein precludes the Parties from considering potentially including for Development or Commercialization under this Agreement or a separate definitive agreement an Excluded Target; provided, however, that the inclusion of such Development and Commercialization activities with respect to any Excluded Target will be on financial and other terms and conditions that are acceptable to Licensor, at Licensor’s sole discretion, and is subject to any obligations or discussions that Licensor may have entered into with any Third Party with respect to any such Excluded Target.
2.3    Collaboration Research Plan.
(a)General. Licensee will determine in consultation with Licensor the content of the Collaboration Research Plan, which will be mutually-agreed by the Parties, that

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

specifies all the Development activities for Collaboration Development Candidates and Collaboration Products in the Field and includes a detailed timeline for performing those activities necessary to file an IND with the FDA. For each Development activity specified in the Collaboration Research Plan, the Collaboration Research Plan will specify the Party that is responsible for such activity, the timeline for initiating and completing such activity, and the Collaboration Research Budget for such activity. Notwithstanding anything herein to the contrary, Licensee may select Indications to pursue in its sole discretion.
(b)Initial Collaboration Research Plan. As of the Effective Date, the Parties have agreed upon an initial Collaboration Research Plan, which is attached hereto as Exhibit C. Beginning on the Trigger Date, each Party will conduct the activities identified in the initial Collaboration Research Plan.
(c)Stages. The Collaboration Research Plan will consist of the following five (5) development stages (each, a “Stage”):
(i)Stage 1: Design, screen, select and prepare SNA. Confirm delivery of a tracer SNA to relevant cells.
(ii)Stage 2: Confirm target knockdown through in vitro and in vivo analyses at the RNA and protein level and other relevant tests. The time and cost of the Development activities under this Stage will be tailored to the Collaboration Development Candidate and Indication.
(iii)Stage 3: Demonstrate in vivo efficacy in the appropriate animal model systems. The time and cost of the Development activities under this Stage will be tailored to the Collaboration Development Candidate and Indication.
(iv)Stage 4: Nominate preclinical candidate and initiate IND-enabling studies. The time and cost of the Development activities under this Stage will be tailored to the Collaboration Development Candidate and Indication.
(v)Stage 5: File IND.
For each Stage, certain defined success criteria, which must be mutually-agreed in writing prior to the commencement of any work on any Collaboration Development Candidate or Collaboration Product, must be met in Licensee’s reasonable and sole discretion before proceeding to the next Stage.
(d)    Amendments.
(i)The JRC will periodically (including at the specific times specified in this Section 2.3(d)) review, and, as required, prepare an amendment to any current Collaboration Research Plan, for review and comment by the Parties. Such proposed amended

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Collaboration Research Plan will reflect any changes (including additions) to the collaboration and Development of the Collaboration Development Candidates and Collaboration Products in the Field. Once approved by the JRC, the amended Collaboration Research Plan will become effective and supersede the previous Collaboration Research Plan for such Collaboration Development Candidate and Collaboration Products as of the date agreed to in writing by the Parties. Amendments to the Collaboration Research Plan will only be effective if made pursuant to this Section 2.3(d)(i).
(ii)In addition to the foregoing, no later than June 30th of each Calendar Year during the Term, starting with the first June 30th after the JRC’s formation pursuant to Section 5.1(a), and more frequently at the discretion of the JRC, the JRC will determine if an amendment is needed to any current Collaboration Research Plan and, if appropriate, will prepare and submit to the JRC for its review, comment and approval, such amendment to any current Collaboration Research Plan.
(e)    Funding.
(i)Licensee will be solely responsible for funding all activities under the Collaboration Research Plan under each Stage and the advancement of the program from one Stage to the next Stage.
(ii)For all discovery research conducted by Licensor during each Stage as set forth in the Collaboration Research Plan, Licensee will pay Licensor at the FTE rate of *****. For the avoidance of doubt, a consultant or other third party service provider will not be charged out at the FTE rate and instead will be charged to Licensee at actual cost.
(iii)Licensor will not be responsible to do any research or conduct any activities under the Collaboration Research Plan that are not fully-funded by Licensee unless agreed in writing by Licensor.
(f)Performance. Each Party will use Commercially Reasonably Efforts to conduct the collaboration and Development activities allocated to such Party in the Collaboration Research Plan in a timely and effective manner. Each Party will conduct its activities under the Collaboration Research Plan in a good scientific manner and comply in all material respects with all Laws.
(g)Discontinuation of a Development Candidate. At any time during the Term and for any reason, Licensee may discontinue Developing any Development Candidate upon written notice to Licensor to terminate the Collaboration Research Plan for such Development Candidate and will not be responsible for any future Development Costs incurred after the delivery of notice.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

2.4    Right of First Offer.
(a)At any time until the earlier of (i) Licensee declining to exercise the AST-005 Option, (ii) Licensee selecting the first Collaboration Target and (iii) Licensee failing to pick the first Collaboration Target by the ***** of expiration of the AST-005 Option Exercise Period (“ROFO Period”), Licensor may not, directly or indirectly through an Affiliate, agree to any offer of any rights in the Field to any ROFO Subject (a “Third Party Transaction”) except in compliance with the terms and conditions of this Section 2.4. Notwithstanding the foregoing, the Parties agree that, during the ROFO Period, Licensor shall have the right (i) to enter into material transfer agreements or sponsored research agreements with academic institutions and (ii) to enter into non-commercial and non-exclusive agreements for the purpose of conducting routine exploratory or evaluative research.
(b)If, at any time during the ROFO Period, Licensor receives a bona fide written indication of interest (e.g., offer letter, term sheet, etc.) for a Third Party Transaction (each, a “Third Party Offer”), Licensor will, within five (5) Business Days following receipt of the Third Party Offer, notify Licensee in writing (the “Offer Notice”) of the Third Party Transaction, the identity of the ROFO Subject.
(c)At any time prior to the expiration of the sixty (60) day period following Licensee’s receipt of the Offer Notice (the “Exercise Period”), Licensee may accept the ROFO Subject as a Collaboration Target in the Field by delivery to Licensor of a written notice of acceptance of such ROFO Subject as a Collaboration Target under this Agreement (with all rights to any development candidates with respect to such Collaboration Target in the Field) pursuant to all the terms and conditions of this Agreement, including the payment of the upfront development payment for the Collaboration Target pursuant to Section 8.1(a) if not already paid (such written notice, the “ROFO Acceptance”).
(d)If, by the expiration of the Exercise Period, Licensee has not provided to Licensor the ROFO Acceptance, and provided that Licensor has complied with all of the provisions of this Section 2.4, at any time following the expiration of the Exercise Period, Licensor may consummate the Third Party Transaction as described in the applicable Offer Notice.
(e)Licensee understands and agrees that if a ROFO Subject is subject to any Third Party intellectual property rights that would require a license from such Third Party in order for such ROFO Subject to be a Collaboration Target then it is Licensee’s obligation to obtain any such license.
(f)For the avoidance of doubt, the terms and conditions of this Section 2.4 apply to each Third Party Offer received by Licensor during the ROFO Period.
2.5    Diligence.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(a)Collaboration Targets. Licensee and Licensor will each use Commercially Reasonable Efforts to Develop Collaboration Development Candidates and Collaboration Products in accordance with their respective activities under the Collaboration Research Plan. Further, Licensor will use Commercially Reasonable Efforts to Develop Development Candidates targeting a Collaboration Target, in accordance with Sections 2.3(a) and 2.3(c)-(g), on an Indication by Indication basis, until the date of dosing of the third human patient for the first Phase 1 Study for an Indication for a Development Candidate for such Collaboration Target (the “Phase 1 Trigger”). Upon the Phase 1 Trigger, Licensor will have no obligation to Develop Development Candidates targeting such Collaboration Target for such Indication but, in accordance with Sections 2.3(a) and 2.3(c)-(g), will use Commercially Reasonable Efforts to Develop Development Candidates targeting such Collaboration Target for other Indications until the date of dosing of the third human patient for the first Phase 3 Study for the first Indication for a Development Candidate for such Collaboration Target (the “Phase 3 Trigger”). Upon the Phase 3 Trigger, Licensor will have no obligation to Develop Development Candidates targeting such Collaboration Target.
(b)TNF-α Target. Licensor will use Commercially Reasonable Efforts to Develop Development Candidates targeting TNF-α Target, in accordance with Section 2.10, until the date of dosing of the third human patient for the first Phase 3 Study for the first Indication for a Development Candidate for TNF-α Target. At such time, Licensor will have no obligation to Develop Development Candidates targeting TNF-α Target.
(c)Notwithstanding anything to the contrary in Sections 2.5(a) and (b) above, the Parties may mutually agree to continue Development of Development Candidates targeting the Collaboration Target or TNF-α Target for any Indication for Licensee beyond the Phase 1 Trigger, in accordance with Sections 2.3(a) and 2.3(c)-(g). If any Development Candidate fails in a Clinical Study for reason of safety prior to the Phase 3 Trigger, Licensee will use Commercially Reasonable Efforts in accordance with Sections 2.3(a) and 2.3(c)-(g) to Develop Development Candidates targeting the Collaboration Target or TNF-α Target for such Indication in addition to its obligations to Develop Development Candidates targeting such Collaboration Target or TNF-α Target for all other Indications.
2.6    Data Exchange and Use. Subject to the terms and conditions of this Agreement and to existing obligations of confidentiality to any third parties, (i) Licensor will endeavor in good faith to provide to Licensee as promptly as is reasonably practical, (A) all material Information obtained by Licensor or any of its licensees related to Collaboration Targets, TNF-α Targets, Development Candidates and Products, (B) all material Information related to the SNA Platform Technology obtained by Licensor or any of its licensees related to Collaboration Targets, TNF-α Targets, Development Candidates, and Products, and (C) all material safety data related to Licensor’s programs unrelated to the foregoing subject to third party approvals as required, and (ii) Licensor will cooperate in good faith to provide Licensee access to and reasonable assistance with all Technology and other Confidential Information as and to the

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

extent required for Licensee to exercise the rights and licenses explicitly granted and to perform its obligations hereunder.
2.7    Materials Transfer. Subject to the terms and conditions of this Agreement, Licensor will promptly provide to Licensee all raw materials, drug materials, drug substances, SNA particles, SNA constructs and any other information necessary for the Development of each Development Candidate for which Licensee exercises its Option.
2.8    Development Reports. Licensor and Licensee will each provide the JRC with written reports detailing its collaboration and Development activities under the Collaboration Research Plan and the results of such activities at least ***** in advance of each regularly scheduled JRC meeting. The Parties will discuss the status, progress and results of their collaboration and Development activities under this Agreement at such regularly scheduled JRC meetings.
2.9    Development Records. Licensor and Licensee will each maintain complete, current and accurate records of all collaboration and Development activities conducted by it hereunder, and all data and other Information resulting from such activities. Such records will fully and properly reflect all work done and results achieved in the performance of the research, collaboration and Development activities in good scientific manner appropriate for regulatory and patent purposes. Licensor and Licensee will document all non-Clinical Studies and clinical trials in formal written study records according to Laws, including applicable national and international guidelines such as ICH, GCP and GLP. Each Party may review and copy such records maintained by the other Party at reasonable times, and upon reasonable notice, to obtain access to the original records to the extent such Party has a license to use the Information contained in such records.
2.10    Development of TNF-α Development Candidate Other than AST-005. If at any time at Licensee’s sole option and discretion, Licensee wishes to Develop a TNF-α Development Candidate other than AST-005, the JRC shall create a “Collaboration Research Plan” that specifies all the Development activities necessary to produce such TNF-α Development Candidate and TNF-α Products that includes a detailed timeline for performing those activities necessary to file an IND with the FDA or equivalent foreign regulatory authority, which will be mutually-agreed by the Parties on an Indication by Indication basis. Licensor will be responsible for each Development activity specified in such Collaboration Research Plan and such Development activity will specify the timeline for initiating and completing such activity and the “Collaboration Research Budget” for such activity. Sections 2.1(b), 2.3(a), 2.3(c)-(g), 2.5, 2.8, 2.9, 3.2(a), 3.2(d)(i) and 3.3(a) shall apply mutatis mutandis to such Collaboration Research Plan for such TNF-α Development Candidate and TNF-α Products in the Field. For the avoidance of doubt, Licensee will only make the payments pursuant to Sections 8.1(b) and 8.3(b) one time.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

2.11    New Study. As of the Effective Date, the Parties have agreed upon the plan details for the New Study, which is attached hereto as Exhibit D and as may be amended from time to time in good faith by Licensee in its sole discretion after consultation with Licensor. Each Party will use Commercially Reasonable Efforts to conduct the activities identified in such plan and Licensee will be solely responsible for funding all activities under such plan at the FTE rate of *****. Licensor will also be responsible for taking all actions reasonably requested by Licensee to further the New Study. For the avoidance of doubt, a consultant or other third party service provider will not be charged out at the FTE rate and instead will be charged to Licensee at actual cost. Licensor will not be responsible to conduct any activities under such plan that are not fully-funded by Licensee unless agreed in writing by Licensor.
2.12    Compliance with Laws. Each Party will conduct its activities under this Agreement in a good scientific manner and comply in all material respects with all Laws, including applicable national and international guidelines such as ICH, GCP and GLP.
ARTICLE 3
OPTION
3.1    Grant of Option. Subject to the terms and conditions of this Agreement, Licensor hereby grants Licensee the exclusive option (each, an “Option”) to acquire an exclusive license in the Field for all Indications and in the Territory (i) to each Development Candidate and Product, all under the Technology, and (ii) to Develop each Development Candidate, and Commercialize each resulting Product. For each Option exercised, Licensee will use its Commercially Reasonable Efforts to Develop the Exercised Development Candidate (with Licensor’s prompt assistance as requested by Licensee) and Commercialize the resulting Products licensed by the exercise of each such Option.
3.2    Option Exercise.
(a)Development Candidate Other than AST-005 Option Exercise Period. The Option for each Development Candidate other than AST-005 will be exercisable during the period commencing on ***** and ending ***** after (i) the first of either FDA or EMA approving or allowing an IND for such Development Candidate to go into effect allowing commencement of a Phase 1 Study and (ii) Licensee’s receipt of a written certificate executed by a duly authorized officer of Licensor attesting that Licensee has received all results and data from Licensor related to the IND filing for such Development Candidate including, but not limited to, pre-clinical study reports, test data (including pharmacological, biological, chemical, biochemical data resulting from non-clinical studies), stability data and other study data, procedures, formulations, formulae, practices, techniques, methods, processes, specifications, materials, software, algorithms, Regulatory Materials, CMC Information, and any other data necessary for the continued Development of such Development Candidate, in a reasonably organized and readable format (each a “Non-AST-005 Option Exercise Period”).

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(b)AST-005 Option Exercise Period. The AST-005 Option will be exercisable during the period commencing on ***** and ending ***** after the New Study Completion Date (“AST-005 Option Exercise Period”). Licensee will assume all incurred and/or future non-terminable costs during the AST-005 Option Exercise Period related to the New Study on the Effective Date regardless of AST-005 Option exercise.  Licensor will assume all incurred and/or future non-terminable costs during the AST-005 Option Exercise Period related to development of AST-005 other than as related to the New Study on the Effective Date regardless of AST-005 Option exercise.
(c)Manner and Consequence of Exercise.
(i)Prior to the expiry of each Option Exercise Period, Licensee will determine, in its sole discretion, whether it desires to exercise the Option.
(ii)If Licensee elects to exercise the Option, it will serve an Option Exercise Notice to Licensor prior to the expiration of the Option Exercise Period.
(iii)If Licensee determines that it does not desire to exercise the Option, it will either (A) serve an Option Declination Notice to Licensor prior to the expiration of the Option Exercise Period, or (B) allow the Option Exercise Period to expire without serving an Option Exercise Notice to Licensor.
(d)Lapse of Option.
(i)Collaboration Target. In the event that, for a given Collaboration Target, there is any Collaboration Development Candidate for which Licensee delivers to Licensor an Option Declination Notice stating that Licensee reverts its rights relating to such Collaboration Target to Licensor, or such rights otherwise lapse and expire in accordance with Section 3.2(c)(iii)(B), then, in such case, all Options with respect to such Collaboration Target (including all related Collaboration Development Candidates) shall lapse and expire upon Licensor’s receipt of such Option Declination Notice or expiration pursuant to Section 3.2(c)(iii)(B) for such Collaboration Target and all rights to such Collaboration Target (including all related Collaboration Development Candidates) will revert to Licensor; provided, however, that such rights will not revert if the Option Declination Notice for such Collaboration Development Candidate states that Licensee retains its rights relating to such Collaboration Target, in which case, subject to the limitations on the obligations of Licensor as set forth in Section 2.5, Licensor will continue to Develop new Collaboration Development Candidates for such Collaboration Target, at Licensee’s expense, and Licensee shall retain exclusivity of such Collaboration Target. For the avoidance of doubt, regardless of the reversions of any rights pursuant to this Section 3.2(d)(i), Section 4.3 shall apply pursuant to its terms.
(ii)AST-005. If the Licensee does not exercise the AST-005 Option in accordance with Section 3.2(c)(iii)(B), the rights to AST-005 shall only revert to Licensor if the TNF-α Target reverts pursuant to Section 2.10 (by way of 3.2(d)(i) applying mutatis

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

mutandis). For the avoidance of doubt, notwithstanding Licensee’s failure to exercise the AST-005 Option, Licensee maintains its rights to Develop TNF-α Development Candidates other than AST-005 pursuant to Section 2.10.
(iii)Royalties. If there is any Development Candidate that has completed at least Stage 2 for which such Option rights otherwise lapse and expire in accordance with Section 3.2(c)(iii), and all rights to such Development Candidate revert to Licensor pursuant to Sections 2.10 (by way of 3.2(d)(i) applying mutatis mutandis) or 3.2(d)(i), and Licensor alone or with a Third Party thereafter Develops and Commercializes a product or products utilizing such Development Candidate for the same Indication or otherwise in a similar manner as set forth in the “Collaboration Research Plan” for such Development Candidate, then Licensor will pay Licensee the following royalty rate on Net Sales of such products:
(A)***** percent ***** of Net Sales up to a maximum aggregate amount of ***** the amount of Licensee’s Development Cost and ***** the applicable upfront Development payments under Section 8.1; and thereafter
(B)after the threshold in Section 3.2(d)(iii)(A) has been met, ***** percent ***** of Net Sales up to a maximum aggregate amount of ***** the amount of Licensee’s Development Cost; and thereafter
(C)after the threshold in Section 3.2(d)(iii)(B) has been met, ***** percent ***** of Net Sales.
For the avoidance of doubt, Licensor shall be prohibited from Developing or Commercializing a product or products utilizing any Development Candidate until no Development Candidate directed to the same Collaboration Target or TNF-α Target is being Developed or Commercialized for Licensee.
3.3    Failure to Develop Following Option Exercise.
(a)Collaboration Target. If, with respect to a given Collaboration Target, there is any Collaboration Development Candidate for which Licensee provides notice to Licensor that Licensee decides not to continue to Develop and Commercialize following Option exercise and that Licensee reverts its rights relating to such Collaboration Target (including all related Collaboration Development Candidates) to Licensor, then all rights to such Collaboration Target (including all related Collaboration Development Candidates) will revert to Licensor along with any intellectual property developed by Licensee covering such Collaboration Development Candidates or any method of use or method of manufacture of such Collaboration Development Candidates; provided, however, that such rights will not revert if Licensee’s notice of its decision not to continue to Develop and Commercialize a Collaboration Development Candidate following Option exercise states that Licensee wishes to continue to Develop new Collaboration Development Candidates for such Collaboration Target, in which case, subject to the limitations on the obligations of Licensor as set forth in Section 2.5, Licensor will continue to

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

perform such Development, at Licensee’s expense, and Licensee shall retain exclusivity of such Collaboration Target.
(b)AST-005. If Licensee provides notice to Licensor that Licensee decides not to continue to Develop and Commercialize AST-005 following Option exercise and that Licensee reverts its rights relating to TNF-α Target (including all related TNF-α Development Candidates, including AST-005) to Licensor, then all rights to TNF-α Target (including all related TNF-α Target Development Candidates, including AST-005) will revert to Licensor along with any intellectual property developed by Licensee covering such TNF-α Development Candidates or any method of use or method of manufacture of such TNF-α Target Development Candidates; provided, however, that such rights will not revert if Licensee’s notice of its decision not to continue to Develop and Commercialize AST-005 following Option exercise states that Licensee wishes to continue to Develop new TNF-α Target Development Candidates for TNF-α Target, in which case, subject to the limitations on the obligations of Licensor as set forth in Section 2.5, Licensor will continue to perform such Development, at Licensee’s expense, and Licensee shall retain exclusivity of TNF-α Target.
(c)Royalties. If there is any reversion of rights to Licensor pursuant to Sections 2.10 (by way of 3.3(a) applying mutatis mutandis), 3.3(a) or 3.3(b) and Licensor alone or with a Third Party thereafter Develops and Commercializes a product or products utilizing such Development Candidate for the same Indication or otherwise in a similar manner as set forth in the “Collaboration Research Plan” for such Development Candidate, then Licensor will pay Licensee a royalty of (i) ***** percent ***** of Net Sales if such Development Candidate has not started a Phase 3 Study at the time of cessation of Development, and (ii) ***** percent ***** of Net Sales if such Development Candidate has started a Phase 3 Study at the time of cessation of Development. For the avoidance of doubt, Licensor alone or with a Third Party shall be prohibited from Developing or Commercializing a product or products utilizing a Development Candidate until Licensee provides notice to Licensor that Licensee decides not to continue to Develop and Commercialize such Development Candidate following Option exercise and that Licensee reverts its rights to such Collaboration Target or TNF-α Target pursuant to Sections 2.10 (by way of 3.3(a) applying mutatis mutandis), 3.3(a) or 3.3(b).
ARTICLE 4
LICENSES
4.1    Licenses to Licensee.
(a)License Grant to Licensee. Subject to the terms and conditions of this Agreement, for each Option exercised, Licensor hereby grants to Licensee during the Term for each Exercised Development Candidate and Product an exclusive license (even as to Licensor) in the Field in the Territory for all Indications to (i) the Exercised Development Candidate and

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Product under the Technology and (ii) to Develop and Commercialize Products, in each case with the right to grant sublicenses solely as permitted under Section 4.1(b).
(b)Sublicense Rights.
(i)Subject to the terms and conditions of the Head License Agreements, Licensee may grant sublicenses of each license granted in Section 4.1(a) with prior notice to Licensor, only to (A) its Affiliates and (B) Third Party subcontractors (including any Third Party manufacturers), and in each case on the condition that Licensee will at all times sell, offer for sale, import, export and otherwise Commercialize Product in Licensee’s or its Affiliate’s name. On the Effective Date, Northwestern will provide its consent to allow Licensee to grant the foregoing sublicenses.
(ii)Subject to the terms and conditions of the Head License Agreements, Licensee may grant any sublicenses (i) of the licenses granted in Section 4.1(a), or (ii) of any rights to sell Product in the Field in the Territory, to any Third Party (excluding any Third Party subcontractors as permitted in the preceding sentence) with prior written consent of Licensor, which consent will not be unreasonably withheld, conditioned or delayed.
(c)Springing License. Pursuant to the terms of the Head License Agreements, Northwestern has granted Licensor rights to certain Licensor Patents. On the Effective Date, Northwestern, Licensor, and Licensee shall have entered into a side letter agreement in the form set forth in Exhibit E, which amends the Head License Agreements to provide the binding written agreement by Northwestern and Licensor to continue in full force and effect the sublicense as granted to Licensee pursuant to this Agreement as a sublicense under the Head License Agreements in the event of any termination of the Head License Agreement(s), solely as and to the extent necessary to allow Licensee to continue to Develop and Commercialize the Collaboration Target, TNF-α Target, Development Candidates and Products within the Field pursuant to the continued sublicense to be granted to Licensee under such side letter agreement. Such side letter shall discuss continuity of obligations in the event of termination of the Head License Agreements. Licensee will deduct any payments made directly to Northwestern from payments due to Licensor under Article 8.
4.2    Negative Covenants.
(a)Licensee will not, and will not permit any of its Affiliates or Sublicensees to, use or practice any Licensor Patents and Licensor Know-How outside of the Field or otherwise outside of the scope of the licenses granted to it under Section 4.1.
(b)Licensor will not, and will not permit any of its Affiliates or Sublicensees to, have any rights to any Development Candidate or Product unless the rights to such Development Candidate or Product revert to Licensor pursuant to Sections 2.10 (by way of 3.2(d)(i) and 3.3(a) applying mutatis mutandis), 3.2(d)(i), 3.2(d)(ii), 3.3(a) or 3.3(b).

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

4.3    Non-Compete Covenant. On a Collaboration Target-by-Collaboration Target and TNF-α Target-by-TNF-α Target basis, until the later of (i) the termination or expiration of this Agreement (for any reason) in whole or in part with respect to the relevant Collaboration Target(s) and TNF-α Target(s), and (ii) for as long as Licensee (or its Affiliate or Sublicensee, as applicable) is using Commercially Reasonable Efforts to Develop or Commercialize Products directed to the relevant Collaboration Target or the relevant TNF-α Target, Licensor, Licensor’s Affiliates, and its and their respective sublicensees will not Develop or Commercialize any product within the Field that is directed to the applicable Collaboration Target or TNF-α Target that may be competitive to such Product and is directed to the same Collaboration Target or TNF-α Target.
ARTICLE 5
GOVERNANCE
5.1    Joint Research Committee.
(a)Formation and Role. Within thirty (30) days upon the earlier of the Trigger Date or the date of Development of any TNF-α Development Candidate other than AST-005 pursuant to Section 2.10, the Parties will establish a joint research committee (the “JRC”) to govern the pre-clinical stages of the research and collaboration by the Parties on the Collaboration Development Candidates and Collaboration Products. The role of the JRC is:
(i)to review, discuss and approve the overall strategy for the research and collaboration by the Parties on the Collaboration Development Candidates and Collaboration Products in the Field in the Territory;
(ii)to review and discuss the overall performance of the research and collaboration by the Parties on the Collaboration Development Candidates and Collaboration Products and to compare such performance to the objectives outlined in the Collaboration Research Plan and to the diligence obligations set forth in Section 2.5;
(iii)to develop, review, discuss and approve the Collaboration Research Plan and any amendments thereto; and
(iv)to perform such other functions as appropriate to further the purposes of this Agreement as expressly set forth in this Agreement (including as set forth in Section 2.10) or as mutually determined by the Parties in writing.
The JRC has only the powers expressly assigned to it in this Section 5.1 and elsewhere in this Agreement. For the avoidance of doubt, the JRC will not have input into Development after Stage 5. The JRC has no power to interpret, amend, modify, or waive compliance with this Agreement.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(b)Members. Each Party will initially appoint ***** to the JRC, each of whom will be an officer or employee of such Party having sufficient seniority within the applicable Party to make decisions arising within the scope of the JRC’s responsibilities and one of which shall be the Party’s Alliance Manager. The JRC may change its size from time to time by mutual consent of its members and each Party may replace its representatives at any time upon written notice to the other Party; provided, however, that the JRC will at all times consist of ***** members appointed by each Party and in no event will the JRC be comprised of more than ***** members. If a JRC representative from either Party is unable to attend or participate in a meeting of the JRC, the Party who designated such representative may designate an appropriately qualified substitute representative for the meeting. The JRC will have a chairperson, who will be elected, on an annual basis, alternatively by Licensor or Licensee. The Licensee will elect the initial chairperson. The role of the chairperson is to convene and preside at all meetings of the JRC and to ensure the preparation of meeting minutes, but the chairperson has no additional powers or rights beyond those held by other JRC representatives.
(c)Meetings. The JRC will meet at least ***** during the Term. Either Party may also call a special meeting of the JRC (including by videoconference or teleconference) upon at least ***** prior written notice to the other Party if such Party reasonably believes that a significant matter must be addressed before the next regularly scheduled meeting, and such Party will provide the JRC no later than ***** before the special meeting with materials reasonably adequate to enable an informed decision to be made by its members. The JRC may meet in person, by videoconference or by teleconference, provided, however, at least ***** occur in person at a mutually agreeable location or alternating each meeting between (i) New York, New York or Stamford, Connecticut and (ii) Chicago, Illinois or Skokie, Illinois. Each Party will pay for its own expenses relating to such meetings. As appropriate, other employee representatives or agents of the Parties may attend JRC meetings as non-voting observers or presenters. The chairperson of the JRC will prepare reasonably detailed written minutes of all JRC meetings that reflect and include all material decisions made at such meetings. The JRC chairperson will send draft meeting minutes to each member of the JRC for review and approval within ***** after each JRC meeting. Such minutes will be approved unless one or more members of the JRC object to the accuracy of such minutes within ***** of receipt.
(d)Decision Making. Actions to be taken by the JRC will be taken only following unanimous vote, with each Party having one (1) vote representing the views of its members. If the JRC fails to reach unanimous agreement on a matter before it for decision for a period in excess of *****, either Party may submit the matter in writing to the other, and the Parties will refer such dispute to the designated executive officer of Licensor and the designated executive officer of Licensee (or their respective designees) (the “Executive Officers”) for resolution in accordance with the decision-making procedures described in Section 14.2; provided, however, that the following disputes will not be submitted for resolution pursuant to Section 14.2 and instead will be decided as follows: for any dispute regarding an increase in operational responsibility of a Party greater than the operational responsibilities of such Party as previously agreed to by the Parties, the JRC members for the Party whose operational

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

responsibility would be increased will make the final decision; provided, further, the foregoing proviso does not apply to the establishment of a Collaboration Research Plan. Each Party retains the rights, powers, and discretion granted to it under this Agreement and neither Party will delegate to or vest in any such rights, powers, or discretion in the JRC, unless such delegation or vesting of rights is expressly provided for in this Agreement or the Parties expressly so agree in writing.
5.2    Alliance Manager.
(a)Appointment. Within thirty (30) days following the Effective Date, each Party shall appoint (and notify the other Party of the identity of) a representative of such Party having a general understanding of pharmaceutical Development and Commercialization issues to act as its alliance manager under this Agreement (each an “Alliance Manager”). Each Party may replace its Alliance Manager at any time by written notice to the other Party. For clarity, each Party’s Alliance Manager, at the discretion of each Party, shall become one of the representatives on the JRC upon formation of the JRC pursuant to Section 5.1(a).
(b)Specific Responsibilities. The Alliance Managers will serve as the primary administrative contact point between the Parties for the activities under this Agreement for the purpose of providing each Party with information on the progress of Development and Commercialization of each Product and shall have the following responsibilities:
(i)facilitate the flow of information and otherwise promote communication, coordination and collaboration between the Parties;
(ii)coordinate the various functional representatives of each Party, as appropriate, in developing and executing strategies and plans for the Product;
(iii)assist the integration of teams across functional areas;
(iv)assist committees in identifying and raising cross-Party or cross-functional disputes in a timely manner; and
(v)perform such other functions as agreed by the Parties.
5.3    Good Faith. In conducting themselves on any committees, all representatives of both Parties will consider diligently, reasonably and in good faith all input received from the other Party, and will use Commercially Reasonably Efforts to reach consensus on all matters before them. In exercising any decision-making authority granted to it under this Article 5, each Party will conduct its discussions in good faith with a view toward operating for the mutual benefit of the Parties and in furtherance of the successful collaboration, Development and Commercialization of the Development Candidates and Products in the Territory. Notwithstanding anything to the contrary in this Agreement, neither Party nor any of their respective Affiliates will be required to take, or will be penalized for not taking, any action that

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

is not in compliance with such Party’s ethical business practices and policies or that such Party reasonably believes is not in compliance with Laws.
5.4    Scope of Governance. The Parties agree not to share or discuss any strategic or commercially sensitive Information beyond the scope of the collaboration contemplated by this Agreement.
ARTICLE 6
REGULATORY MATTERS
6.1    Regulatory Responsibilities in the Territory.
(a)Other than AST-005, Licensee is responsible for all regulatory submissions and will control all development and regulatory activities after Stage 4 of each Development Candidate and Product, including safety reporting, analysis and strategy.  After Option exercise of AST-005, Licensee is responsible for all regulatory submissions and will control all development and regulatory activities for AST-005, including safety reporting, analysis and strategy. Licensor will provide non-financial, timely support to Licensee with respect to such regulatory activities and transfer all Information related to such Development Candidate or Product to Licensee at such time that Licensee has the foregoing responsibilities. In addition, for each Exercised Development Candidate and Product, Licensor shall transfer all Information related to such Development Candidate or Product to Licensee and at Licensee’s request use Commercially Reasonable Efforts to transfer any agreements related to such Development Candidate or Product, including all contract research organization agreements, to Licensee. Further, as of the Trigger Date, Licensor shall transfer to Licensee the AST-005 IND and all Information related to AST-005 and, as of the date of Licensee’s selection of a Collaboration Target, Licensor shall transfer to Licensee all Regulatory Materials relating to such Collaboration Target.
(b)Licensee will be the primary interface with and will otherwise handle all correspondence, meetings and other interactions with the relevant Regulatory Authorities concerning regulatory activities related to each Product in the Field in the Territory, and Licensee will prepare and file any and all Regulatory Materials for each Product in the Field in the Territory at its sole expense in accordance with the Collaboration Research Plan. Licensor will assist and cooperate at its own expense with Licensee in connection with the preparation and filing of such Regulatory Materials, as reasonably requested by Licensee, including preparation of ongoing clinical trials, study reports and Periodic Safety Update Reports (“PSURs”). Such cooperation will include promptly responding within procedural timelines set by Regulatory Authorities to any reasonable request from Licensee for Licensor Know-How needed for the Regulatory Materials.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(c)Unless the Parties otherwise agree in writing: (i) except as expressly contemplated by this Section 6.1, Licensor will not communicate with respect to any Product in the Field with any Regulatory Authority having jurisdiction in the Territory, unless so ordered by such Regulatory Authority, in which case Licensor will provide immediate notice to Licensee of such order; and (ii) except as expressly contemplated by this Section 6.1, Licensor will not submit any Regulatory Materials or seek Regulatory Approvals for Product in the Field in the Territory.
6.2    Regulatory Costs. Licensee will pay for all of its costs and expenses related to the preparation, filing and maintenance of all Regulatory Materials and Regulatory Approvals for each Product in the Field in the Territory.
6.3    Regulatory Materials. Upon the Effective Date, Licensor will provide Licensee with access, free of charge, to all Licensor Know-How then in existence that constitutes pre-clinical or clinical data relating to AST-005. Upon the Trigger Date, Licensor will provide Licensee with access, free of charge, to all Licensor Know-How then in existence that constitutes pre-clinical or clinical data relating the Development Candidates or Products other than AST-005. Licensor will support Licensee, as reasonably requested by Licensee, in obtaining Regulatory Approvals in the Territory, including providing necessary documents or other materials required by Laws to obtain Regulatory Approval in such Territory, all in accordance with the terms and conditions of this Agreement.
6.4    No Harmful Actions. If Licensee reasonably believes that Licensor is taking or intends to take any action with respect to any Product that is substantially likely to have a Material Impact upon the Development or regulatory status of the Product in the Territory, Licensee may bring the matter to the attention of the JRC. Licensor will not proceed with any such action or alternative course of action until it is approved by the JRC in accordance with Section 5.1(d).
6.5    Notification of Threatened Action. Each Party will immediately notify the other Party of any information it receives regarding any threatened or pending action, inspection or communication by or from any Third Party, including a Regulatory Authority, which may affect the Development or regulatory status of any Product. Upon receipt of such information, the Parties will consult with each other to arrive at a mutually acceptable procedure for taking appropriate action.
ARTICLE 7
COMMERCIALIZATION
7.1    Overview of Commercialization in the Territory. Subject to the terms and conditions of this Article 7, as between the Parties, on a Collaboration Target-by-Collaboration Target and TNF-α Target-by-TNF-α Target basis, Licensee will use Commercially Reasonable

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Efforts to diligently progress Development (after Option exercise) and Commercialization of Products in the Field, with Licensor’s timely assistance as is reasonably practicable for Licensor, if reasonably requested by Licensee and at Licensee’s sole cost, such assistance by Licensor to apply with respect to Development only. Licensee will be responsible for and will use Commercially Reasonable Efforts for all aspects of the Commercialization of Products in the Field in the Territory, including: (a) developing and executing a commercial launch and pre-launch plan, (b) negotiating with applicable Governmental Authorities regarding the price and reimbursement status of Product; (c) marketing and promotion; (d) booking sales, and distribution and performance of related services; (e) handling all aspects of order processing, invoicing and collection, inventory and receivables; (f) providing customer support, including handling medical queries, and performing other related functions; and (g) conforming its practices and procedures to Laws relating to the marketing, detailing and promotion of Product in the Field in the Territory. Licensee will bear all of the costs and expenses incurred in connection with such Commercialization activities.
7.2    Pricing. Licensee will determine all pricing of Products in the Field in the Territory. For the avoidance of doubt, Licensor does not have any right to direct, control, or approve Licensee’s pricing of Products in the Field in the Territory.
7.3    Commercial Diligence. Licensee will use Commercially Reasonably Efforts to Commercialize each Product in the Field in each country in the Territory in which it receives Regulatory Approval or in which after submitting all regulatory submissions it has a reasonable expectation, in Licensee’s sole discretion, of receiving Regulatory Approval within three (3) months.
ARTICLE 8
COMPENSATION
8.1    Upfront Development Payments.
(a)Collaboration Targets. In consideration of the rights granted to Licensee herein as it relates to the three (3) initial Collaboration Targets (including any substituted Collaboration Targets pursuant to Section 2.2(b)), Licensee will pay to Licensor a one-time, non-refundable Development fee of ***** Dollars ***** within ***** days after the Trigger Date. Such fee will be used by Licensor solely for Development of the initial Collaboration Targets (as may be substituted pursuant to Section 2.2(b)) and Licensor’s SNA Platform Technology. Licensee may with the written approval of Licensor, at any time within ***** after the expiration of the AST-005 Option Exercise Period, add one or more Collaboration Targets in addition to the three initial Collaboration Targets (as may be substituted pursuant to Section 2.2(b)). Licensee will pay to Licensor a one-time Development fee that may be less than, but will be no more than ***** Dollars ***** as mutually agreed by the Parties for each mutually agreed additional Collaboration Target. For the avoidance of doubt, no Development fee shall be

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

paid for any Collaboration Target that is a substitute to a Collaboration Target pursuant to Section 2.2(b). The foregoing fee will be used by Licensor solely for Development of the additional Collaboration Target and Licensor’s SNA Platform Technology.
(b)TNF-α Development Candidate. In consideration of the rights granted to Licensee herein as it relates to the TNF-α Development Candidate, Licensee will pay to Licensor a one-time, non-refundable Development fee of Ten Million Dollars ($10,000,000) within ***** days after the Effective Date. The foregoing fee will be used by Licensor solely for Development of the TNF-α Development Candidate and Licensor’s SNA Platform Technology.
(c)Substantiation of Upfront Development Expenses. Within ***** after payment of a Development fee by Licensee to Licensor pursuant to this Section 8.1, Licensor will provide Licensee with a reasonably detailed financial analysis, aggregated by the year incurred, based upon the accounting books and records of Licensor, which have been prepared in accordance with GAAP, of those expenses that have been paid or will be paid with the particular upfront Development fee, or will be incurred by Licensor and the relationship of those expenses to the Development of the specific Development Candidate and Licensor’s SNA Platform Technology (as applicable). Such financial analysis shall be in sufficient detail to substantiate use of upfront Development fees to pay for applicable Development expenses.
8.2    Reimbursement of Development Costs. Pursuant to Section 2.3(e)(i), Licensee will pay for all Development Costs incurred pursuant to the Collaboration Research Plan. Within ***** after the end of each ***** during which Licensor has incurred any Development Costs, Licensor will submit to Licensee a reasonably detailed invoice setting forth the total Development Costs incurred by Licensor in such ***** and invoicing Licensee for such Development Costs. Licensee will pay to Licensor the amount invoiced within ***** after the receipt of such invoice. Licensor will also provide to Licensee a ***** statement of account reflecting the Development Costs previously due and owing that remain outstanding, if any.
8.3    Milestone Payments.
(a)    Development/Regulatory Milestones for the first Collaboration Product for each Collaboration Target. In addition to the payments set forth in Section 8.1 and Section 8.2, for the first Collaboration Product for each Collaboration Target, Licensee will pay the following one-time, non-refundable Development/regulatory milestone payments to Licensor, each within ***** days after the first achievement of each Development/regulatory milestone event indicated below:

Development/Regulatory Milestone Event for the first Collaboration Product for each Collaboration Target	Milestone Payment
(i) Upon *****	*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(ii) Upon *****	*****
(iii) Upon *****	*****
(iv) Upon *****	*****
(v) Upon *****	*****
(vi) Upon *****	*****
(vii) Upon *****	*****
(viii) Upon *****	*****
The Development/regulatory milestone payments set forth in this Section 8.3(a) are non-refundable and are payable only once for the first Collaboration Product for each Collaboration Target, the first time the milestone event is achieved. For clarity, this means that the total maximum amount of regulatory/commercial milestone payments payable under this Section 8.3(a) for each Collaboration Product is ***** and this will only be paid three times (3x) for the first Collaboration Product under each of the three (3) initial Collaboration Targets (as may be substituted pursuant to Section 2.2(b)) and one time (1x) for each of the first Collaboration Product under each Collaboration Target added pursuant to Section 2.2(c).
(b)    Regulatory/Commercial Milestones for the first TNF-α Product. In addition to the payments set forth in Section 8.1 and Section 8.2, for the TNF-α Product, Licensee will pay the following one-time, non-refundable regulatory/commercial milestone payments to Licensor, each within ***** days after the first achievement of each regulatory/commercial milestone event indicated below:

Development/Regulatory Milestone Event for the first TNF-α Product	Milestone Payment
(i) Upon *****, or *****	*****
(ii) Upon *****	*****
(iii) Upon *****	*****
(iv) Upon *****	*****
(v) Upon *****	*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(vi) Upon *****	*****
The Development/regulatory milestone payments set forth in this Section 8.3(b) are non-refundable and are payable only once, the first time the milestone event is achieved for the first TNF-α Product. For clarity, this means that the total maximum amount of regulatory/commercial milestone payments payable under this Section 8.3(b) is *****.
8.4    Royalties and Super Royalty Payments.
(a)Royalty Rates for Collaboration Products. For all Collaboration Products, Licensee will pay to Licensor non-refundable, non-creditable royalties on Net Sales of all Collaboration Products in the Territory during the Royalty Term (as defined in paragraph (e) below), as calculated by multiplying the applicable royalty rate set forth below (subject to reductions as set forth herein) by the corresponding amount of incremental, aggregated Net Sales of all Collaboration Products in the Territory in such Calendar Year.

Annual Net Sales of all Collaboration Products in the Territory	Royalty Rate
*****	*****
*****	*****
*****	*****

(b)Royalty Rates for TNF-α Products. For all TNF-α Products, Licensee will pay to Licensor non-refundable, non-creditable royalties on Net Sales of all the TNF-α Products in the Territory during the Royalty Term, as calculated by multiplying the applicable royalty rate set forth below (subject to reductions as set forth herein) by the corresponding amount of incremental, aggregated Net Sales of all such TNF-α Products in the Territory in such Calendar Year.

Annual Net Sales of all TNF-α Products in the Territory	Royalty Rate
*****	*****
*****	*****
*****	*****

(c)Super Royalty Payments for Collaboration Products. Licensee will pay to Licensor one-time super royalty payments on annual Net Sales of any Collaboration

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Product after the achievement of the following sales thresholds in a Calendar Year in the Territory in the following amounts; provided, however, that a Patent covering the SNA, the SNA molecule structure, or its use has been issued:

Annual Net Sales of the Collaboration Product	Payment
*****	*****
*****	*****
*****	*****

Each super royalty in this Section 8.4(c) is separate and will be paid only once during the Royalty Term for the Collaboration Products. For clarity, multiple Collaboration Products may obtain the foregoing sales thresholds; however, such super royalty payment will be paid only once upon the first time such threshold is achieved by a Collaboration Product. The aggregate amount of payment to Licensor pursuant to this Section 8.4(c) will be *****. Licensee will notify and pay to Licensor the amounts set forth in this Section 8.4(c) within ***** days after the achievement of the applicable super royalty event. For clarity, the payments will be not issued retroactively for sales generated prior to the issuance and listing in the Orange Book of a valid Patent. Each such payment will be made by wire transfer of immediately available funds into an account designated by Licensor. Each such payment is nonrefundable and noncreditable against any other payments due hereunder.
(d)Super Royalty Payments for TNF-α Products. Licensee will pay to Licensor one-time super royalty payments on annual Net Sales of the first TNF-α Product, after the achievement of the following sales thresholds in a Calendar Year in the Territory in the following amounts; provided, however, that a Patent covering the SNA, the SNA molecule structure, or its use has been issued:

Annual Net Sales of the first TNF-α Product in the Territory	Payment
*****	*****
*****	*****
*****	*****

Each super royalty in this Section 8.4(d) is separate and will be paid only once during the Royalty Term for the TNF-α Product. The aggregate amount of payment to Licensor pursuant to this Section 8.4(d) will be *****. Licensee will notify and pay to Licensor the amounts set forth

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

in this Section 8.4(d) within ***** days after the achievement of the applicable super royalty event. For clarity, the payments will be not issued retroactively for sales generated prior to the issuance and listing in the Orange Book of a valid Patent. Each such payment will be made by wire transfer of immediately available funds into an account designated by Licensor. Each such payment is nonrefundable and noncreditable against any other payments due hereunder.
(e)Royalty Term. Licensee will pay to Licensor royalties under this Section 8.4 on a country-by-country basis, as follows (the “Royalty Term”):
(i)    in countries where Product is covered or claimed by any of the Licensor Patents or Joint Patents, from the time of the First Commercial Sale of Product in such country until the expiration or final revocation of the last claim within the Licensor Patents or Joint Patents covering or claiming Product in the country of sale; provided that, notwithstanding the foregoing, the Royalty Term will expire and royalties will no longer be payable on Net Sales of Product in such country beginning on (i) the date following the launch of a Generic Product in such country (or, with respect to the EEA, following the launch of a Generic Product in any one or more countries in the EEA), the Percentage Generic Market Penetration in such country (or, with respect to the EEA, in any one or more countries in the EEA) reaches during any Calendar Quarter an amount equal to or greater than ***** percent *****, or (ii) the date of entry of a second Generic Product in such country (or, with respect to the EEA, in any one or more countries in the EEA); or
(ii)    in countries where a Product is not covered or claimed by any of the Licensor Patents or Joint Patents, but where the Product is Derived from the use of Technology, the royalty shall be payable, at a rate that is reduced by ***** percent ***** from the royalty rate payable under Section 8.4(a) or (b), as applicable, and as such royalties may have been further reduced as set forth herein, from the time of the First Commercial Sale of Product in such country until the date that is ***** after the date of First Commercial Sale of Product in such country; provided that, notwithstanding the foregoing, the Royalty Term will expire and royalties will no longer be payable on Net Sales of Product in such country beginning on (i) the date following the launch of a Generic Product in such country (or, with respect to the EEA, following the launch of a Generic Product in any one or more countries in the EEA), the Percentage Generic Market Penetration in such country (or, with respect to the EEA, in any one or more countries in the EEA) reaches during any Calendar Quarter an amount equal to or greater than ***** percent *****, or (ii) the date of entry of a second Generic Product in such country (or, with respect to the EEA, in any one or more countries in the EEA).
(iii)    Upon the expiry of the Royalty Term in a given country, the license granted to Licensee pursuant to Section 4.1(a) will become a fully paid-up and royalty free license for that country.
(f)Royalty Reduction for Third Party License. If Licensee deems it necessary to seek or obtain a license from any Third Party under pending or issued patents that

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

cover or claim the composition of matter of the Product or the approved method of use (as described in the regulatory agency approved label) for such Product, that is reasonably deemed required by Licensee in order to Develop and Commercialize a Product in the Territory, then Licensee may offset against royalties otherwise due to Licensor under this Agreement an amount equal to any royalties or other fees/payments paid by Licensee to such Third Party under such license; provided, however, in no event will the reduction in this Section 8.4(f) reduce the royalties payable to Licensor during any Calendar Year by more than ***** percent *****.
8.5    Blocked Currency. In each country in the Territory where the local currency is blocked and cannot be removed from the country, Licensee will pay to Licensor royalties accrued on Net Sales in such country in the equivalent amount in Dollars.
8.6    Foreign Exchange. Conversion of sales recorded in local currencies to Dollars will be calculated, on a quarterly basis, using the mid-point rate of exchange for the last Business Day of the Calendar Quarter as reported in the Financial Times (London edition) on the last Business Day of each Calendar Quarter in the quarter before the date of payment.
8.7    Payment Method; Late Payments. Each Party will make all payments due hereunder in Dollars by wire transfer of immediately available funds into an account designated by the Party that is owed such payment (such Party, the “Payee”). If the Payee does not receive payment of any sum due to it on or before the due date, simple interest will thereafter accrue on the sum due to the Payee until the date of payment at the per annum rate of the then-current prime rate as reported in The Wall Street Journal or the maximum rate allowable by Laws, whichever is lower. Notwithstanding the foregoing, a Party making a payment pursuant to this Agreement shall not be deemed to have made a late payment, and no interest shall be due pursuant to this Section 8.7, if the payment is not made by the due date as a result of the Payee’s efforts to reduce or eliminate a tax applicable to such payment pursuant to Section 8.10(c), provided the paying Party makes the required payment (net of applicable withholding taxes) as soon as practicable after the tax issue is resolved.
8.8    Records. Each Party will keep (and will ensure that its Affiliates and sublicensees keep) such records as are required to determine, in accordance with U.S. generally accepted accounting principles or international financial reporting standards, as applicable, and this Agreement, the sums or credits due under this Agreement, including Development Costs and Net Sales. Such Party will retain all such books, records and accounts until the later of (a) ***** after the end of the period to which such books, records and accounts pertain and (b) the expiration of the applicable tax statute of limitations (or any extensions thereof), or for such longer period as may be required by Laws. Each Party will require its sublicensees to provide to it a report detailing the foregoing expenses and calculations incurred or made by such sublicensee, which report will be made available to the other Party in connection with any audit conducted by such other Party pursuant to Section 8.9.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

8.9    Audits. Each Party may have an independent top four certified public accountant, reasonably acceptable to the audited Party, have access during normal business hours, and upon reasonable prior written notice, to examine only those records of the audited Party (and its Affiliates and sublicensees) as may be reasonably necessary to determine, with respect to any Calendar Year ending not more than ***** before such Party’s request, the correctness or completeness of any report or payment made under this Agreement; provided, however, the audited Party shall not be required to provide, and neither the auditing Party nor the independent certified public accountant shall be entitled to review, the tax returns or tax records of the audited Party or those of its Affiliates and sublicensees. The foregoing right of review may be exercised only ***** per ***** and only ***** with respect to each such periodic report and payment, unless such audit report concludes (i) or (ii) below, in which case there shall be no limit of how many times such right may be exercised during such period. Reports of the results of any such examination will be (a) limited to details of any discrepancies in the audited Party’s records relating to Product together with an explanation of the discrepancy and the circumstances giving rise to the discrepancy (b) made available to both Parties and (c) subject to Article 12. If the audit report concludes that (i) additional amounts were owed by the audited Party, the audited Party will pay the additional amounts, with interest from the date originally due as provided in Section 8.7 or (ii) excess payments were made by the audited Party, the auditing Party will reimburse such excess payments, with interest from the date when the original payment was made, in either case ((i) or (ii)), within ***** after the date on which such audit report is delivered to both Parties. The Party requesting the audit will bear the full cost of the performance of any such audit, unless such audit, which covers the entire Calendar Year, discloses a variance to the detriment of the auditing Party of more than ***** from the amount of the original report, royalty or payment calculation, in which case the audited Party will bear the full cost of the performance of such audit. The results of such audit will be final, absent manifest error.
8.10    Taxes.
(a)Taxes on Income. Each Party will pay all taxes imposed on its share of income arising directly or indirectly from the efforts of, or the receipt of any payment by, such Party under this Agreement.
(b)Tax Withholding. If any taxes are required to be withheld by a Party with respect to an amount payable to the other Party, such Party will: (a) withhold such taxes from the payment made to the other Party; (b) timely pay the withheld taxes to the proper taxing authority; (c) send proof of payment to the other Party; and (d) reasonably assist the other Party in its efforts to obtain a refund of or credit for such tax payment in accordance with Section 8.10(c). Any amount actually withheld and remitted by a Party to a taxing authority pursuant to this Section 8.10(b) will be treated for all purposes of this Agreement as paid to the other Party. If a Party makes a payment without deduction for tax withholding and an amount of tax should have been withheld from such payment, the Party that made such payment shall be entitled to recover the underwithheld tax by an additional withholding from any amount payable to the

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

other Party under this Agreement. No amount shall be withheld, or a reduced amount shall be withheld, as applicable, if, in accordance with Section 8.10(c), a Party that is entitled to a payment timely furnishes the other Party with the necessary tax forms and other documents prescribed by Laws, which shall be in a form reasonably satisfactory to the Party receiving the documents, identifying that the relevant payment is exempt from tax or subject to a reduced tax rate.
(c)Tax Cooperation. The Parties agree to cooperate with one another and use reasonable efforts to reduce or eliminate tax withholding or similar obligations in respect of royalties, milestone payments, and other payments made by one Party to the other Party under this Agreement. The Party entitled to a payment will provide the paying Party with any tax forms that may be reasonably necessary in order for the paying Party not to withhold tax or to withhold tax at a reduced rate under an applicable bilateral income tax treaty. Each Party will provide the other with reasonable assistance to enable the recovery, as permitted by Law, of withholding taxes, value added taxes, or similar obligations resulting from payments made under this Agreement, such recovery to be for the benefit of the Party bearing such withholding tax or value added tax.
8.11    Equity Investment.
(a)Equity Purchase. At any time between the Effective Date and the earlier to occur of (i) *****, or (ii) *****, if Licensor sells any of its senior preferred stock having liquidation and other rights equal or senior to any other preferred stock issued to date, Licensee and/or its Affiliates will purchase from Licensor and Licensor will sell ***** Dollars ***** of such preferred stock at a purchase price based upon a fully-diluted pre-money valuation of ***** Dollars ***** or such lesser pre-money valuation determined at such preferred stock financing, on the same terms and conditions (other than with respect to the aforementioned valuation and the Board rights as set forth in Section 8.11(b) of this Agreement) that apply to the sale of such number of shares of preferred stock.
(b)Observer. As of the Effective Date and until the earlier of (i) *****, or (ii) the termination or expiration of this Agreement, then at any time a designee of Licensee is not appointed to Licensor’s Board of Directors (the “Board”) in accordance with Section 8.11(c), Licensor hereby agrees that Licensee may designate in writing one representative who will be entitled to attend and observe meetings of the Board in a non-voting observer capacity (the “Observer”). For clarity, if Licensee appoints a designee to the Board but then that designee later resigns, Licensee shall have the right to designate an Observer. The Observer will initially be *****, who may be replaced upon written notice by Licensee to the Licensor by a future designee of the Licensee reasonably acceptable to the Board. Licensor will provide the Observer by way of example and without limitation, all notices, minutes, consents, management presentations, strategic planning materials, scientific reports, routine financial reports, and other material, financial or otherwise, that the Licensor provides to the Board at the same time that such notices and materials are provided to the Board, including, for the avoidance of doubt, for

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

ad hoc meetings; provided that the Observer enter into the Licensor’s form of confidentiality agreement as mutually agreed to by Licensee. Licensee understands and agrees that the Observer may not attend any portion of a Board meeting or receive certain Board materials if, on the advice of Licensor’s counsel, Observer’s participation or receipt of information (i) would create an actual conflict of interest or (ii) could reasonably be expected to compromise attorney-client privilege with respect to a dispute between the Licensor and a Third Party. Licensee understands and agrees that the Observer may not attend any portion of a Board meeting or receive certain Board materials if, on the advice of Licensor’s counsel, Observer’s participation or receipt of information would create an actual conflict of interest.
(c)Board Member. Licensor agrees that it shall appoint, upon Licensee’s request, a designee of the Licensee to the Board within the later of (x) ***** after the closing of the equity purchase pursuant to Section 8.11(a) or (y) Licensee’s request.  Such designee may remain on the Board until the earlier of (i) *****, (ii) the termination or expiration of this Agreement, or (iii) the date Licensee and its Affiliates no longer own the preferred stock purchased pursuant to Section 8.11(a) or any of the shares issued upon conversion thereof.  Licensee understands and agrees that the designee of the Licensee may not attend any portion of a Board meeting or receive certain Board materials if, on the advice of Licensor’s counsel, such designee’s participation or receipt of information would create an actual conflict of interest. The appointment of the Licensee’s designee to the Board will be subject to the same terms and conditions as Licensor’s existing Board members, with the exception that no cash, stock, stock options or other compensation will be provided to Licensee’s designee to the Board.
(d)SAB Member. As of the Effective Date, Licensor hereby agrees that Licensee may designate in writing a representative to become a member of Licensor’s Scientific Advisory Board (“SAB Member”), as reasonable acceptable to the Board and who may be replaced upon written notice by Licensee to the Licensor by a future designee of the Licensee reasonably acceptable to the Board. The SAB member will initially be *****. The appointment of the SAB Member will be subject to the same terms and conditions as Licensor’s existing SAB members, with the exception that no cash, stock, stock options or other compensation will be provided to such SAB Member.
(e)Notwithstanding anything to the contrary stated in this Sections 8.11, however, Licensor reserves the right to exclude the Observer and SAB Member from access to any materials or meeting or any portion of any materials or meeting if the Board determines, upon advice of counsel, that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect confidential, proprietary or competitive information, to avoid, mitigate or otherwise address any actual, potential or perceived conflict of interest, is necessary to discharge the Board’s fiduciary duties and/or for other similar reasons. Licensee agrees, and the Observer and SAB Member will agree, to hold in confidence and trust, and not use or disclose, any confidential or proprietary information of the Licensor or any Third Party provided to or learned by the Licensee, Observer and/or SAB Member in connection with Licensee’s rights under Sections 8.11(b) and (c) unless such information (a) is known or becomes known to the

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

public in general (other than as a result of a breach of Sections 8.11(b) or (c) by Licensee, Observer or SAB Member, as applicable), (b) is or has been independently developed or conceived by or on behalf of Licensee, its Affiliates, Observer or SAB Member without use of such information, or (c) is or has been made known or disclosed to the Licensee, its Affiliates, Observer or SAB Member by a Third Party without a breach of any obligations of confidentiality such Third Party may have to Licensor; provided, however, that Licensee may disclose such information (i) to its Affiliates and its and their respective attorneys, accountants, consultants, lenders, insurers, financial advisors and other professionals to the extent necessary to obtain their services in connection with monitoring this Agreement and its and/or its Affiliates’ investment in Licensor pursuant to Section 8.11(a), provided that each such person is bound by obligations of confidentiality and non-use no less stringent than those set forth herein, or (ii) as otherwise required by law, judicial or regulatory process. If reasonably requested by Licensor, the Observer and SAB Member will execute a confidentiality agreement in a mutually agreed upon form.
ARTICLE 9
INTELLECTUAL PROPERTY MATTERS
9.1    Ownership of Inventions. Licensor will own any inventions, whether or not patentable, invented solely by its own employees, agents, or independent contractors in the course of conducting its activities under this Agreement, together with all intellectual property rights therein (“Licensor Inventions”). Licensee will own any inventions, whether or not patentable, invented solely by its own employees, agents, or independent contractors in the course of conducting its activities under this Agreement, together with all intellectual property rights therein (“Licensee Inventions”). The Parties will jointly own any inventions that are invented jointly by employees, agents, or independent contractors of each Party in the course of performing activities under this Agreement, together with all intellectual property rights therein (“Joint Inventions”). Licensee agrees to assign and does hereby assign to Licensor all of Licensee’s rights, title and interest in and to any Licensee Inventions and Joint Inventions that are directed solely to the SNA Platform Technology (“SNA Platform Technology Inventions”). Inventorship as between the Parties will be determined in accordance with the law of inventorship of the U.S. Except to the extent either Party is restricted by the licenses granted to the other Party under this Agreement or the other terms of this Agreement, each Party may practice and exploit the Joint Inventions and Joint Patents without the duty of accounting or seeking consent from the other Party.
9.2    Disclosure of Inventions; Patent Strategy Consultation. Each Party will promptly disclose to the other Party all inventions (whether Licensor Inventions, Licensee Inventions or Joint Inventions), including any invention disclosures, or other similar documents, submitted to it by its employees, agents or independent contractors describing inventions that are either Licensor Inventions, Licensee Inventions or Joint Inventions, and all material Information

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

relating to such inventions to the extent necessary or useful for the preparation, filing and maintenance of any Patent, and the determination of inventorship, with respect to such invention.
9.3    Prosecution of Patents.
(a)Subject to Section 9.3(b), as between the Parties, and after the Option exercise for a given Development Candidate, Licensee may prepare, file, prosecute and maintain patents in any and all jurisdictions worldwide covering Licensee Inventions, Licensor Inventions and Joint Inventions solely for patents which include claims directed specifically to any Collaboration Development Candidates and do not include any claims covering any SNA Platform Technology Inventions (collectively, the “Licensee Prosecuted Patents”). As between the Parties, Licensee will bear and be solely responsible for all costs incurred after the Effective Date only in connection with the preparation, filing, prosecution or maintenance of any Licensee Prosecuted Patent that it chooses to prepare, file, prosecute or maintain in the Territory. Before any substantive prosecution filing, Licensee will provide Licensor with a reasonable opportunity to review and comment on such prosecution efforts regarding the Licensee Prosecuted Patents as follows: Licensee will promptly provide Licensor with copies of all material communications from any patent authority regarding the Licensee Prosecuted Patents, and will provide Licensor, for its review and comment, with drafts of any material filings or responses to be made to such patent authorities in a reasonable amount of time in advance of submitting such filings or responses. Licensee will consider in good faith any reasonable comments thereto provided by Licensor in connection with the prosecution of the Licensee Prosecuted Patents. Each Party will provide the other Party all reasonable assistance and cooperation in the patent prosecution efforts provided in this Section 9.3(a), including executing any other required documents or instruments for such prosecution. Notwithstanding the foregoing, (i) Licensor will be responsible for preparing, filing, prosecuting and maintaining any patents covering any Licensor Inventions and Joint Inventions prior to the Option exercise, including any costs associated therewith; (ii) Licensor will be responsible for preparing, filing, prosecuting and maintaining any patents covering SNA Platform Technology Inventions that are Licensor Inventions or Joint Inventions, including any costs associated therewith; and (iii) Licensor will be responsible for preparing, filing, prosecuting and maintaining any patents covering SNA Platform Technology Inventions that are Licensee Inventions, and all costs associated therewith, regardless of the Option exercise. Before any substantive prosecution filing for patents covering SNA Platform Technology Inventions by Licensor, Licensor will provide Licensee reasonable opportunity to review and comment with respect to such patents. Before any filing for patents covering SNA Platform Technology Inventions invented by Licensee, Licensor will provide Licensee reasonable opportunity to review and comment with respect to such patent filings.
(b)f Licensee decides not to prepare or file, or to abandon, any Licensee Prosecuted Patent or not to apply for an extension of any Licensee Prosecuted Patent, including a supplementary protection certificate or equivalent thereof, anywhere in the Territory, Licensee will promptly notify Licensor and Licensor may assume Licensee’s rights and responsibilities under this Section 9.3 with respect to such Licensee Prosecuted Patent, and in connection with

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

assuming such rights and responsibilities, including responsibility for costs, Licensor may prepare, file, prosecute, maintain or apply for any extension (including a supplementary protection certificate or equivalent thereof) and Licensor will thereafter control the prosecution and maintenance of such Licensee Prosecuted Patent in the Territory.
9.4    Patent Enforcement in the Territory.
(a)Notification. If either Party become aware of any existing or threatened infringement of any of the Licensor Patents or Joint Patents in the Field in the Territory by a Third Party (“Territory Infringement”), such Party will promptly notify the other Party in writing to that effect and the Parties will consult with each other regarding any actions to be taken with respect to such Territory Infringement.
(b)Enforcement Rights. For any Territory Infringement, each Party will share with the other Party all Information available to it regarding such actual or alleged infringement. As between the Parties, Licensee may bring an appropriate suit or other action against any person or entity engaged in any such Territory Infringement which infringes any patent that includes claims directed specifically to any Collaboration Development Candidates, at Licensee’s cost and expense. If Licensee fails to commence a suit to enforce the applicable Joint Patents or Licensor Patents against such Territory Infringement or to settle or otherwise secure the abatement of such Territory Infringement within such period, then Licensor may commence a suit or take action to enforce such Joint Patents or Licensor Patents against such Territory Infringement at its own cost and expense. In this case, Licensee will take appropriate actions to enable Licensor to commence a suit or take the actions set forth in the preceding sentence.
(c)Collaboration. Each Party will provide to the enforcing Party reasonable assistance in such enforcement, at such enforcing Party’s request and expense, including executing all necessary and proper documents and using best efforts if required to establish and maintain standing to join such action as a party plaintiff if required by Law to pursue such action. The enforcing Party will keep the other Party regularly informed of the status and progress of such enforcement efforts, will reasonably consider the other Party’s comments on any such efforts, and will seek consent of the other Party in any important aspects of such enforcement, including determination of litigation strategy and filing of material papers to the competent court, which consent will not be unreasonably withheld, conditioned or delayed. The non-enforcing Party may obtain separate representation in such matter by counsel of its own choice and at its own expense, but such Party will at all times cooperate fully with the enforcing Party.
(d)Settlement. Licensor will not settle any claim, suit or action that it brought under Section 9.4(b) in any manner that would negatively impact the applicable Licensor Patents or Joint Patents or that would limit or restrict the ability of Licensee to Develop, make, have made or Commercialize Products anywhere in the Territory in the Field, without the prior written consent of Licensee, which consent will not be unreasonably withheld, conditioned or delayed. Nothing in this Article 9 requires Licensee to consent to any settlement that is

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

reasonably anticipated by Licensee to have a substantially adverse impact upon any Licensor Patent or Joint Patent in the Territory, or to the Development, manufacture or Commercialization of Products in the Territory in the Field.
(e)Expenses and Recoveries. The enforcing Party bringing a claim, suit, or action under Section 9.4(b) will pay for any expenses incurred by such Party as a result of such claim, suit, or action. If such Party recovers monetary damages in such claim, suit or action, such recovery will be allocated first to the reimbursement of any expenses incurred by the Parties in such litigation, and any remaining amounts will be retained by the Party bringing suit.
9.5    Infringement of Third Party Rights in the Territory.
(a)Prior to the completion of the first Phase 3 Study under this Agreement, the Parties will agree on and enter into a common interest agreement.
(b)Subject to Article 12, if a Product used or sold by Licensee, its Affiliates or Sublicensees becomes the subject of a Third Party’s claim or assertion of infringement of a Patent granted by a jurisdiction within the Territory (each such claim or assertion a “Third Party Claim”), Licensee will promptly notify Licensor and the Parties will work toward their shared, mutual interest in the outcome of such potential dispute, and thereafter, the Parties will promptly meet to consider the Third Party Claim and the appropriate course of action. Licensee will defend any such Third Party Claim that pertains solely to patents that include claims directed specifically to any Collaboration Development Candidates, at Licensee’s cost and expense; provided that the provisions of Section 9.4 govern the right of Licensee to assert a counterclaim of infringement of any Licensor Patents or Joint Patents.
(c)If, during the Term, a Third Party Claim that pertains solely to patents that include claims directed specifically to any Collaboration Development Candidates arises which Licensee deems it necessary to defend, Licensee may reduce, to offset the costs and expenses incurred or otherwise expended by Licensee in connection with the defense or settlement of such Third Party Claim, royalties otherwise due to Licensor under Section 8.4 by up to ***** percent ***** (such royalty rates may be further reduced as set forth herein).
9.6    Patent Marking. Licensee and its Affiliates and Sublicensees will mark any Product marketed and sold by Licensee or its Affiliates or Sublicensee hereunder with appropriate patent numbers or indicia; provided, however, that Licensee will only be required to so mark such Product to the extent such markings or such notices would affect recoveries of damages or equitable remedies available under Laws with respect to infringement of Patents in the Territory.
9.7    Packaging; Trademarks. Licensee will design all final commercial packaging and labeling of Product for use in the Territory, and may select the brand name of Products in the Territory and register any trademarks resulting therefrom at Licensee’s sole cost and expense.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

ARTICLE 10
REPRESENTATIONS AND WARRANTIES; COVENANTS
10.1    Mutual Representations and Warranties. Each Party hereby represents and warrants to the other Party as follows:
(a)Corporate Existence. As of the Effective Date, it is a company or corporation duly organized, validly existing, and in good standing under the Laws of the jurisdiction in which it was incorporated or formed;
(b)Corporate Power, Authority and Binding Agreement. As of the Effective Date, (i) it has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder; (ii) it has taken all necessary corporate action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; and (iii) this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, and binding obligation of such Party that is enforceable against it in accordance with its terms, subject to enforcement of remedies under applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting generally the enforcement of creditors’ rights and subject to a court’s discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies;
(c)No Conflict. The execution and delivery of this Agreement, the performance of such Party’s obligations hereunder and the licenses and sublicenses to be granted pursuant to this Agreement (i) do not and will not conflict with or violate any requirement of Law existing as of the Effective Date; (ii) do not and will not conflict with or violate the certificate of incorporation, by-laws or other organizational documents of such Party; and (iii) do not and will not conflict with, violate, breach or constitute a default under any contractual obligations of such Party or any of its Affiliates existing as of the Effective Date, including any Loan Facility or Head License Agreements;
(d)Other Rights. Neither Party nor any of their respective Affiliates is a party to or otherwise bound by any oral or written contract or agreement that will result in any other person obtaining any interest in, or that would give to any other person any right to assert any claim in or with respect to, any of such Party’s rights under this Agreement;
(e)No Violation. Neither Party nor any of their respective Affiliates is under any obligation to any person, contractual or otherwise, that is in violation of the terms of this Agreement or that would impede the fulfillment of such Party’s obligations hereunder; and

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(f)No Debarment. As of the Effective Date, none of such Party’s employees, consultants or contractors:
(i)is debarred under Section 306(a) or 306(b) of the FD&C Act or by the analogous Laws of any Regulatory Authority;
(ii)has, to such Party’s knowledge, been charged with, or convicted of, any felony or misdemeanor within the ambit of 42 U.S. C. §§ 1320a-7(a), 1320a-7(b)(l)-(3), or pursuant to the analogous Laws of any Regulatory Authority, or is proposed for exclusion, or the subject of exclusion or debarment proceedings by a Regulatory Authority; and
(iii)is excluded, suspended or debarred from participation, or otherwise ineligible to participate, in any U.S. or non-U.S. healthcare programs (or has been convicted of a criminal offense that falls within the scope of 42 U.S. C. §1320a-7 but not yet excluded, debarred, suspended, or otherwise declared ineligible), or excluded, suspended or debarred by a Regulatory Authority from participation, or otherwise ineligible to participate, in any procurement or nonprocurement programs.
10.2    Additional Representations, Warranties and Covenants of Licensor. Licensor represents and warrants to Licensee as follows, as of the Effective Date:
(a)Title; Encumbrances. (i) It has sufficient legal or beneficial title, ownership or license, rights, free and clear from any mortgages, pledges, liens, security interests, options, conditional and installment sale agreements, encumbrances, charges or claims of any kind, of or to the Technology to grant the licenses to Licensee as purported to be granted pursuant to this Agreement; (ii) to Licensor’s actual knowledge, no Third Party has taken any action before any patent and trademark office (or similar Governmental Authority), which would render any of the Technology invalid or unenforceable; (iii) Licensor shall not enter into any Loan Facility or amend any existing Loan Facility that would impact the licensed rights to use the Intellectual Property (as defined in the Security Agreement) as granted to Licensee under this Agreement in the event of foreclosure of any collateral therein or otherwise; and (iv) Licensor shall not transfer any Collaboration Targets, TNF-α Target or Development Candidates under the Technology in any manner to any Affiliate or Third Party, including Northwestern, without Licensee’s prior written approval; provided that Licensee’s approval shall only be withheld to the extent such transfer would materially adversely impact Licensee intellectual property rights as it relates to Licensee’s rights to Develop and Commercialize Products under this Agreement and provided further that Licensor may enter into material transfer agreements or sponsored research agreements with academic institutions with the JRC’s prior approval;
(b)Notice of Infringement or Misappropriation; Non-Infringement of Rights by Third Parties. It does not have actual knowledge that a Third Party is infringing or has infringed the Technology or is misappropriating the Licensor Know-How existing as of the Effective Date. In addition, it has not received any written notice from any Third Party asserting

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

or alleging that (i) any Development of the Development Candidates or Development or Commercialization of the Products before the Effective Date infringed or misappropriated the intellectual property rights of such Third Party or (ii) the exercise of Licensee’s rights as granted under this Agreement infringes or would infringe any Third Party intellectual property rights;
(c)Non-Infringement of Third Party Rights. To Licensor’s knowledge and solely as it relates to AST-005, the Development of the TNF-α Development Candidates and the Development, manufacture and Commercialization of the TNF-α Products, including but not limited to use, manufacture and Commercialization of the SNA Platform Technology, can be carried out in the manner reasonably contemplated as of the Effective Date without infringing any issued patents or pending applications owned or Controlled by a Third Party. To Licensor’s knowledge, the use of the SNA Platform Technology to identify Development Candidates other than AST-005 and to progress them in Development through Stages 1 through 5 of the Collaboration Research Plan as contemplated pursuant to Section 2.3, can be carried out in the manner reasonably contemplated as of the Effective Date without infringing any issued patents or pending applications owned or controlled by a Third Party.
(d)Non-Assertion by Third Parties. No Third Party has asserted in writing, or to Licensor’s actual knowledge, threatened legal action asserting, that the Licensor Patents are invalid or unenforceable;
(e)No Proceeding. There are no pending, and to Licensor’s actual knowledge, no threatened, adverse actions, claims, investigations, suits or proceedings against Licensor or any of its Affiliates, at Law or in equity, or before or by any Governmental Authority, involving the Technology, the Development Candidates or the Products, nor to Licensor’s actual knowledge has any such adverse action, claim, investigation, suit or proceeding been brought or threatened since the inception of Licensor as a company, in each case, which has been resolved in a manner that materially adversely impairs any of Licensor’s rights in and to any such Technology or to the Development Candidates or the Products;
(f)No Consents. Except for the side letter agreement to be entered into in the form set forth in Exhibit E, no authorization, consent, approval of a Third Party, nor any license, permit, exemption of or filing or registration with or notification to any court or Governmental Authority is or will be necessary for the (i) valid execution, delivery or performance of this Agreement by Licensor; (ii) the consummation by Licensor of the transactions contemplated hereby; or (iii) prevention of the termination of any right, privilege, license or agreement relating to the Technology or the continuation thereof following the Effective Date;
(g)No Non-Competition Agreements. Neither Licensor nor any of its Affiliates are bound by any non-competition agreements related to the Development Candidates or the Products;

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(h)Compliance with Laws. To Licensor’s actual knowledge, without having conducted any special inquiry, Licensor has complied with all Laws in connection with the prosecution of the Licensor Patents, including the duty of candor owed to any patent office pursuant to such Laws;
(i)No Grant of Rights. Except as set forth on Schedule 10.2(i), Licensor has not granted any rights with respect to the Development Candidates or the Products in the Territory, in each case, to any person or entity other than Licensee;
(j)No Unauthorized Use. Neither Licensor nor any of its Affiliates has received any written notice of any unauthorized use, infringement, misappropriation, or dilution by any person, including any current or former employee or consultant of Licensor or its Affiliates, of the Development Candidates, the Products or of any of the Technology;
(k)Intellectual Property Rights. The Technology includes and will continue to include all intellectual property rights Controlled by Licensor which are reasonably necessary for the Development of the Development Candidates and the Development, manufacture and Commercialization of the Products by Licensee in accordance with the terms of this Agreement;
(l)Licensor Patents and Patent Applications. (i) The Licensor Patents listed on Schedule 2 are the only patents and patent applications relating to the SNA Platform Technology, the Development Candidates and the Products, including the use and methods of manufacture of the Products, in which Licensor has an interest either alone or jointly with any Third Party, and (ii) Licensor does not have knowledge of any Information which leads it to believe that any issued patents included in the Licensor Patents are invalid or unenforceable;
(m)Renewal and Maintenance Fees. All material renewal and maintenance fees due as of the Effective Date with respect to the prosecution and maintenance of the Licensor Patents have been paid, and to Licensor’s knowledge, all issued patents within the Licensor Patents, and each claim set forth therein are in full force and effect and are valid and enforceable;
(n)Access to Information. Licensor has allowed, and will continue to allow, Licensee access to all material information in Licensor’s possession or control (i) containing the results of all Development, preclinical testing and clinical testing of the Products; (ii) concerning side effects, injury, toxicity or sensitivity reaction and incidents or severity thereof with respect to the Products; and (iii) in respect of the Technology and the Products;
(o)Inventors. The inventors named in the Licensor Patents are, to Licensor’s knowledge, all of the true inventors for such Licensor Patents and each of such inventors has assigned to Licensor or its Affiliates all of his or her right, title and interest to such Licensor Patents and the inventions described therein;

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(p)Employee Confidentiality Agreements. All current and former employees and paid consultants (in the case of academic consultants, those acting outside the scope of their academic affiliation) of Licensor and its Affiliates who are or have been substantively involved in the conception, design, review, evaluation, reduction to practice, or development of Technology or Product have executed written contracts or are otherwise obligated to protect the confidential status and value thereof and to vest in Licensor exclusive ownership of the Technology and Product;
(q)Third Party Confidentiality. No Third Party has any Licensor Know-How in its possession or control which is not subject to continuing obligations of confidentiality owed to Licensor or its Affiliates for at least the duration of the Term;
(r)Provision of Material Contracts. Licensor has disclosed to Licensee all material contracts relating to the Technology, the Development of the Development Candidates and the Development, manufacture or Commercialization of the Products and is not in breach or default of any such material contracts, including any Loan Facility or Head License Agreements;
(s)Safety and Efficacy. Licensor is not aware of any problems concerning the safety or efficacy of the Development Candidates (including any of its ingredients) or of any questions raised by any Regulatory Authority with respect thereto, and Licensor has informed Licensee of all adverse drug reactions known to Licensor relating to the Product or its use;
(t)Good Practices. The Development of the Development Candidates and the Development and manufacture of the Products have been carried out in accordance with GLP, GCP and GMP, as applicable;
(u)Regulatory Matters.
(i)Licensor has provided or made available, when requested by Licensee to conduct its due diligence review, any and all documents and communications in its possession from and to any Governmental Authority, or prepared by any Governmental Authority, related to the Product, that may bear on the compliance with the requirements of any Governmental Authority, including any notice of inspection, inspection report, warning letter, deficiency letter, or similar communication;
(ii)Neither Licensor nor any of its Affiliates has received, with respect to Product, any oral or written communication (including any warning letter, untitled letter, or similar notices) from any Governmental Authority and, there is no action pending or, to Licensor’s knowledge, threatened (including any prosecution, injunction, seizure, civil fine, suspension or recall), in each case alleging that with respect to Product, Licensor or any of its Affiliates is not currently materially in compliance with any and all Laws implemented by such Governmental Authority. Neither Licensor nor any of its Affiliates has received any written notice from any Governmental Authority claiming that the research, development, manufacture,

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

use, offer for sale, sale, or import of Product is not in material compliance with all Laws and permits; and
(iii)To Licensor’s knowledge, none of Licensor, any of its Affiliates or any of their respective officers, employees or agents has made, with respect to Product, an untrue statement of a material fact to any Governmental Authority or failed to disclose a material fact required to be disclosed to such Governmental Authority.
10.3    Covenants.
(a)No Debarment. Neither Party will use any employee, consultant or contractor:
(i)who has been debarred under Section 306(a) or 306(b) of the FD&C Act or pursuant to the analogous Laws of any Regulatory Authority;
(ii)who, to such Party’s knowledge, has been charged with, or convicted of, any felony or misdemeanor within the ambit of 42 U.S. C. §§ 1320a-7(a), 1320a-7(b)(l)-(3), or otherwise pursuant to the analogous Laws of any Regulatory Authority, or is proposed for exclusion, or the subject of exclusion or debarment proceedings by a Regulatory Authority, during the employee’s or consultant’s employment or contract term with such Party; and
(iii)who is excluded, suspended or debarred from participation, or otherwise ineligible to participate, in any U.S. or non-U.S. healthcare programs (or who has been convicted of a criminal offense that falls within the scope of 42 U.S. C. §1320a-7 but has not yet been excluded, debarred, suspended, or otherwise declared ineligible), or excluded, suspended or debarred by a Regulatory Authority from participation, or otherwise ineligible to participate, in any procurement or nonprocurement programs.
(b)Each Party will notify the other Party promptly, but in no event later than five (5) Business Days, upon becoming aware that any of its employees or consultants has been excluded, debarred, suspended or is otherwise ineligible, or is the subject of exclusion, debarment or suspension proceedings by any Regulatory Authority.
(c)Compliance. Each Party and its Affiliates will comply in all material respects with all Laws in the Development of the Development Candidates and the Development, manufacture and Commercialization of Products and the performance of its obligations under this Agreement, including where applicable the statutes, regulations and written directives of the FDA, the EMA and any Regulatory Authority having jurisdiction in the Territory, the FD&C Act, the Prescription Drug Marketing Act, the Federal Health Care Programs Anti-Kickback Law, 42 U.S. C. 1320a-7b(b), the statutes, regulations and written directives of Medicare, Medicaid and all other healthcare programs, as defined in 42 U.S. C. § 1320a-7b(f), the Foreign

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Corrupt Practices Act of 1977, and the UK Bribery Act of 2010, each as may be amended from time to time and each to the extent applicable;
(d)No Violation. Neither Licensor nor any of its Affiliates will enter into or otherwise have any obligation to any person or entity, contractual or otherwise, that is in violation of the terms of this Agreement or that would impede the fulfillment of Licensor’s obligations hereunder;
(e)Third Party Confidentiality. Licensor will maintain the confidentiality of the Licensor Know-How, and will ensure that no Third Party has any Licensor Know-How in its possession or control which is not subject to continuing obligations of confidentiality owed to Licensor or its Affiliates for at least the duration of the Term; and
(f)The CREATE Act. Each Party acknowledges and agrees that:
(i)the provisions herein are intended to encompass and include a joint research agreement for the performance of experimental, developmental and research work as contemplated by 35 U.S.C. § 103(c)(3), and that any invention made in connection with the activities contemplated in this Agreement, whether made solely by or on behalf of one Party or jointly by or on behalf of both Parties, is intended to and should have the benefit of the rights and protections conferred by Public Law 108-453, the Cooperative Research and Enhancement Act of 2004 as codified in 35 U.S.C. § 103(c)(2) (the “CREATE Act”);
(ii)in the event that a Party seeks to rely on the foregoing and invoke the CREATE Act with respect to any invention that is the subject of a patent application filed by or on behalf of such Party, such Party will give prior written notice(s) to the other Party of its intent to invoke the CREATE Act and of each submission or disclosure such Party intends to make to any patent and trademark office (or similar Governmental Authority) pursuant to the CREATE Act, including: (A) any disclosure of or regarding the existence or contents of this Agreement to any patent and trademark office (or similar Governmental Authority); (B) the disclosure of any “subject matter developed by the other Party” (as such term is used in the CREATE Act) in, without limitation, an information disclosure statement, or (C) the filing of any terminal disclaimer over the intellectual property of the other Party, it being agreed that no such submission, disclosure or filing shall be made by such Party without the prior written consent of the other Party, such consent not to be unreasonably withheld, conditioned or delayed;
(iii)without limiting Section 10.3(f)(ii) above, it shall not be a violation of confidentiality obligations hereunder for a Party, as necessary in connection with the invocation of the CREATE Act, to disclose to any patent and trademark office (or similar Governmental Authority) (A) the intellectual property of the other Party in, without limitation, an information disclosure statement or (B) this Agreement, provided that such Party exercises reasonable efforts to limit the scope of such disclosure as strictly necessary to invoke the

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CREATE Act, including by reasonably redacting the material terms of this Agreement before any such disclosure; and
(iv)without limiting Section 10.3(f)(ii) above, each Party will provide reasonable cooperation to the other Party in connection with such other Party’s efforts to invoke and rely on the CREATE Act.
10.4    No Other Representations or Warranties. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, OR NON-MISAPPROPRIATION OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS, ARE MADE OR GIVEN BY OR ON BEHALF OF A PARTY, AND ALL REPRESENTATIONS AND WARRANTIES, WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE, ARE HEREBY EXPRESSLY EXCLUDED.
ARTICLE 11
INDEMNIFICATION
11.1    Indemnification by Licensor. Licensor will, at its sole expense, defend, indemnify, and hold Licensee and its Affiliates and their respective officers, directors, shareholders or owners, employees, and agents (the “Licensee Indemnitees”) harmless from and against any and all Third Party claims, suits, proceedings, damages, losses, liabilities, taxes, costs, expenses (including court costs and reasonable attorneys’ fees and expenses) and recoveries (collectively, “Claims”) to the extent that such Claims arise out of, are based on, or result from (a) the conduct by Licensor or any of its Affiliates or Third Parties of Development activities as part of the Collaboration Research Program, (b) the breach of any of Licensor’s obligations under this Agreement, including Licensor’s representations and warranties, covenants and agreements, (c) the breach or default of any Loan Facility or Head License Agreements by Licensor, or (d) the willful misconduct or negligent acts of Licensor, its Affiliates, or the officers, directors, employees, or agents of Licensor or its Affiliates. The foregoing indemnity obligation will not apply (i) to the extent that (x) the Licensee Indemnitees fail to comply with the indemnification procedures set forth in Section 11.3 and Licensor’s defense of the relevant Claims is prejudiced by such failure or (y) such Claims arise out of or result from the gross negligence or willful misconduct of Licensee or its Affiliates, or any related breach by Licensee of its representations, warranties or covenants or any other obligation of Licensee hereunder; or (ii) to Claims for which Licensee has an obligation to indemnify Licensor pursuant to Section 11.2, as to which Claims each Party will indemnify the other to the extent of its respective liability for such Claims.
11.2    Indemnification by Licensee. Licensee will, at its sole expense, defend, indemnify, and hold Licensor and its Affiliates and their respective officers, directors,

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

shareholders or owners, employees, and agents (the “Licensor Indemnitees”) harmless from and against any and all Claims to the extent that such Claims arise out of, are based on, or result from (a) Development or Commercialization of any Development Candidates or Products by or on behalf of Licensee or its Affiliates or its or their Sublicensees, (b) the breach of any of Licensee’s obligations under this Agreement, including Licensee’s representations and warranties, covenants and agreements or (c) the willful misconduct or negligent acts of Licensee, its Affiliates, or the officers, directors, employees, or agents of Licensee or its Affiliates. The foregoing indemnity obligation will not apply (i) to the extent that (x) the Licensor Indemnitees fail to comply with the indemnification procedures set forth in Section 11.3 and Licensee’s defense of the relevant Claims is prejudiced by such failure or (y) such Claims arise out of or result from the gross negligence or willful misconduct of Licensor or its Affiliates, or any related breach by Licensor of its representations, warranties or covenants hereunder; or (ii) to Claims for which Licensor has an obligation to indemnify Licensee pursuant to Section 11.1, as to which Claims each Party will indemnify the other to the extent of its respective liability for such Claims.
11.3    Indemnification Procedures. The Party claiming indemnity under this Article 11 (the “Indemnified Party”) will give written notice to the Party from whom indemnity is being sought (the “Indemnifying Party”) promptly after learning of such Claim. The Indemnified Party will provide the Indemnifying Party with reasonable assistance, at the Indemnifying Party’s expense, in connection with the defense of the Claim for which indemnity is being sought. The Indemnified Party may participate in and monitor such defense with counsel of its own choosing at its sole expense; provided, however, the Indemnifying Party may assume and conduct the defense of the Claim with counsel of its choice. The Indemnifying Party will not settle any Claim without the prior written consent of the Indemnified Party, not to be unreasonably withheld, unless the settlement involves only the payment of money. So long as the Indemnifying Party is actively defending the Claim in good faith, the Indemnified Party will not settle or compromise any such Claim without the prior written consent of the Indemnifying Party. If the Indemnifying Party does not assume and conduct the defense of the Claim as provided above, (a) the Indemnified Party may defend against, consent to the entry of any judgment, or enter into any settlement with respect to such Claim in any manner the Indemnified Party may deem reasonably appropriate (and the Indemnified Party need not consult with, or obtain any consent from, the Indemnifying Party in connection therewith), and (b) the Indemnifying Party will remain responsible to indemnify the Indemnified Party as provided in this Article 11.
11.4    Limitation of Liability. NEITHER PARTY WILL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 11.4 IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTION 11.1 OR 11.2, OR DAMAGES

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

AVAILABLE FOR A PARTY’S BREACH OF CONFIDENTIALITY OBLIGATIONS IN ARTICLE 12.
ARTICLE 12
CONFIDENTIALITY
12.1    Confidentiality. Each Party agrees that, during the Term and for a period of ***** thereafter, it and its Affiliates will keep confidential and will not publish or otherwise disclose and will not use for any purpose other than as provided for in this Agreement (which includes the exercise of any rights or the performance of any obligations hereunder or thereunder) any Confidential Information furnished to it or its Affiliate by the other Party or its Affiliate pursuant to this Agreement, except to the extent expressly authorized by this Agreement or as otherwise agreed to in writing by the Parties. The foregoing confidentiality and non-use obligations do not apply to any portion of the other Party’s Confidential Information that the receiving Party can demonstrate by competent written proof:
(a)    was already known to the receiving Party or its Affiliate, other than under an obligation of confidentiality, at the time of disclosure by the other Party or its Affiliate;
(b)    was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party or its Affiliate;
(c)    became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party or its Affiliate in breach of this Agreement;
(d)    was disclosed to the receiving Party or its Affiliate by a Third Party who had a legal right to make such disclosure and who did not obtain such information directly or indirectly from the other Party or its Affiliate; or
(e)    was independently discovered or developed by the receiving Party or its Affiliate without access to or aid, application or use of the other Party’s Confidential Information, as evidenced by a contemporaneous writing.
12.2    Authorized Disclosure. Notwithstanding the obligations set forth in Section 12.1, a Party or its Affiliate may disclose the other Party’s Confidential Information and the terms of this Agreement to the extent:
(a)such disclosure is reasonably necessary (i) for the filing or prosecuting of Patent rights as contemplated by this Agreement; (ii) to comply with the requirements of Regulatory Authorities with respect to obtaining and maintaining Regulatory Approval of Product; or (iii) for prosecuting or defending litigation as contemplated by this Agreement;

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(b)such disclosure is reasonably necessary to its officers, directors, employees, agents, consultants, contractors, licensees, sublicensees, attorneys, accountants, lenders, insurers or licensors on a need-to-know basis for the sole purpose of performing its obligations or exercising its rights under this Agreement; provided that in each case, the disclosees are bound by obligations of confidentiality and non-use no less stringent than those contained in this Agreement;
(c)such disclosure is reasonably necessary to any bona fide potential or actual investor, acquiror, merger partner, or other financial or commercial partner for the sole purpose of evaluating an actual or potential investment, acquisition or other business relationship; provided that in each case, the disclosees are bound by written obligations of confidentiality and non-use having a minimum term of *****; or
(d)such disclosure is reasonably necessary to comply with Laws, including regulations promulgated by applicable security exchanges, court order, administrative subpoena or other order.
Notwithstanding the foregoing, if a Party or its Affiliate is required to make a disclosure of the other Party’s Confidential Information pursuant to Section 12.2(a) or 12.2(d), such Party will promptly notify the other Party of such required disclosure and, upon the other Party’s request, such Party and its Affiliates will use reasonable efforts to obtain, or to assist the other Party in obtaining, a protective order preventing or limiting the required disclosure.
12.3    Technical Publication. The Parties will ensure that all publications, and other forms of public disclosure such as abstracts and presentations, of results of studies carried out under this Agreement or otherwise relating to Product or, to the extent it relates to the rights granted herein to the TNF-α Targets, Collaboration Targets and Development Candidates (each of the foregoing, a “Publication”) comply with the strategy established by the JRC. Neither Party nor their Affiliates will submit for publication, publish or present a Publication without the opportunity for prior review by the other Party, except to the extent required by Laws. A Party seeking, or whose Affiliate is seeking, to submit, publish or present a Publication will provide the other Party the opportunity to review and comment on the proposed Publication at least fifteen (15) days before its intended submission for publication or presentation. The other Party will provide the Party seeking, or whose Affiliate is seeking, to publish or present with its comments in writing, if any, within ten (10) days after receipt of such proposed Publication. The Party seeking, or whose Affiliate is seeking, to publish or present will consider in good faith any comments thereto provided by the other Party and will comply with the other Party’s request to remove any and all of such other Party’s Confidential Information from the proposed Publication. In addition, the Party seeking, or whose Affiliate is seeking, to publish or present will delay the submission for a period of up to thirty (30) days if the other Party can demonstrate reasonable need for such delay to prepare and file a patent application for which it has prosecution control pursuant to this Agreement. If the other Party fails to provide its comments to the Party seeking, or whose Affiliate is seeking, to publish or present within such ten (10)-day

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

period, such other Party will be deemed not to have any comments, and the Party seeking, or whose Affiliate is seeking, to publish or present may submit for publication or present in accordance with this Section 12.3 after the fifteen (15)-day period has elapsed. The Party seeking, or whose Affiliate is seeking, to publish or present will provide the other Party a copy of the manuscript, abstract or presentation at the time of the submission or presentation, as applicable. Each Party agrees to acknowledge the contributions of the other Party and its Affiliates and their employees in all publications, as scientifically appropriate. Further, Licensor will provide to Licensee all publications, and other forms of public disclosure such as abstracts and presentations, of results of studies carried out to the extent it relates to the SNA Platform Technology and is not protected by a confidentiality agreement with a Third Party.
12.4    Publicity; Terms of Agreement.
(a)The Parties agree that the material terms of this Agreement are the Confidential Information of both Parties, subject to the special authorized disclosure provisions set forth in this Section 12.4.
(b)The Parties will make a joint public announcement of the execution of this Agreement in the form attached as Exhibit F, which will be issued on or promptly after the Effective Date.
(c)After release of such press release, if either Party or its Affiliate desires to make a public announcement concerning the material terms of this Agreement, or any clinical or regulatory announcements, such Party will give reasonable prior advance notice of the proposed text of such announcement to the other Party for its prior review and approval (except as otherwise provided), such approval not to be unreasonably withheld. A Party commenting on such a proposed announcement will provide its comments, if any, within five (5) Business Days after receiving the announcement for review, or such shorter period as may be reasonably required in order for the proposing Party to comply with any applicable deadline for making such announcement (as such deadline is communicated by the proposing Party to the commenting Party). In addition, where required by Laws, including regulations promulgated by applicable security exchanges, such Party or its Affiliate may make a press release announcing the achievement of each milestone under this Agreement as it is achieved, the achievements of Regulatory Approvals in the Territory as they occur, or any other material event with respect to this Agreement or the Parties’ performance thereof, subject only to the review procedure set forth in the preceding sentence; provided that the review period will be reduced to two (2) Business Days (or such shorter period as may be reasonably required in order for the proposing Party to comply with any applicable deadline for making such press release, as such deadline is communicated by the proposing Party to the commenting Party) if the deadline for making such disclosure is five (5) or fewer Business Days after such achievement or event. In relation to the other Party’s review of such an announcement, such other Party may make specific, reasonable comments on such proposed press release within the prescribed time for commentary, but will not withhold, condition, or delay its consent to disclosure of the

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

information that the relevant milestone or Regulatory Approval has been achieved or material event has occurred. Neither Party nor their Affiliates are required to seek the permission of the other Party to repeat any information regarding the terms of this Agreement that has already been publicly disclosed by such Party or its Affiliate, or by the other Party or its Affiliate, in accordance with this Section 12.4, if such information remains accurate as of such time.
(d)The Parties acknowledge that either or both Parties may be obligated to file under Laws a copy of this Agreement with the U.S. Securities and Exchange Commission (“SEC”) or other Governmental Authorities. Each Party will make such a required filing and will request confidential treatment of the commercial terms and sensitive technical or other competitively sensitive terms hereof and thereof to the extent such confidential treatment is reasonably available to such Party. In the event of any such filing, each Party will provide the other Party with a copy of this Agreement marked to show provisions for which such Party intends to seek confidential treatment and will reasonably consider and incorporate the other Party’s comments thereon to the extent consistent with the legal requirements, with respect to the filing Party, governing disclosure of material agreements and material information that must be publicly filed.
12.5    Prior Confidentiality Agreements. Any prior confidentiality agreements remain in full force and effect and are not superseded by this Agreement. Additionally, all Information disclosed by a Party or its Affiliate to the other Party or its Affiliate pursuant to any prior confidentiality agreements is such Party’s Confidential Information disclosed hereunder and the other Party will and its Affiliates and disclosees will also have the confidentiality, non-use and non-disclosure obligations set forth in this Article 12. If any such obligations conflict with the obligations set forth in any prior confidentiality agreements, then the other Party and its Affiliates and disclosees will comply with the more stringent provision.
12.6    Return of Confidential Information. Except as otherwise set forth in this Agreement, upon termination of this Agreement, the receiving Party will promptly return all of the disclosing Party’s Confidential Information, including all reproductions and copies thereof in any medium, except that the receiving Party may retain a reasonable number of archival copies as may be required by law or its standard document retention policies.
12.7    Unauthorized Use. If either Party becomes aware or has knowledge of any unauthorized use or disclosure of the other Party’s Confidential Information, it will promptly notify the other Party of such unauthorized use or disclosure.
12.8    Exclusive Property. All Confidential Information is the sole and exclusive property of the disclosing Party and the permitted use thereof by the receiving Party for purposes of its performance hereunder will not be deemed a license or other right of the receiving Party to use any such Confidential Information for any other purpose.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

ARTICLE 13
TERM AND TERMINATION
13.1    Term. This Agreement becomes effective on the Effective Date, and, unless sooner terminated as specifically provided in this Agreement, continues in effect on a country-by-country basis for the commercial life of any Products in the applicable country in the Territory (the “Term”).
13.2    Termination for Licensor Bankruptcy.
(a)Termination Upon Written Notice. Licensee may terminate this Agreement in its entirety upon immediate written notice if Licensor (i) applies for or consents to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) makes a general assignment for the benefit of its creditors, (iii) commences a voluntary case under the Bankruptcy Code of any country, (iv) files a petition seeking to take advantage of any Laws relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, (v) fails to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in any involuntary case under the Bankruptcy Code of any country, (vi) takes any corporate action to effect any of the foregoing, (vii) has a proceeding or case commenced against it in any court of competent jurisdiction, seeking (A) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (B) the appointment of a trustee, receiver, custodian, liquidator or the like of all or any substantial part of its assets, or (C) similar relief under the Bankruptcy Code of any country, or an order, judgment or decree approving any of the foregoing is entered and continues unstayed for a period of *****, or (viii) has an order for relief against it entered in an involuntary case under the Bankruptcy Code of any country.
(b)Effect of Termination. Upon termination by Licensee pursuant to Section 13.2(a), Licensee will forfeit all license rights granted to it under this Agreement.
13.3    Unilateral Termination by Licensee of Collaboration Research Program.
(a)Termination Upon Written Notice. In addition to Licensee’s ability to discontinue any Collaboration Target or TNF-α Target at any time pursuant to Section 2.2(e) and any Development Candidate program at any time pursuant to Section 2.3(g) and notwithstanding any other provision of this Agreement, Licensee may at any time terminate this Agreement, including its Development and Commercialization of any Product in the Territory, upon ***** prior written notice to Licensor.
(b)Effect of Termination. Upon termination of this Agreement by Licensee pursuant to Section 13.3(a), all rights to the Technology in the Territory will immediately and automatically revert to Licensor and all license rights granted to Licensee under Article 4 shall immediately and automatically terminate, Licensee will stop recruiting for any ongoing Clinical

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Studies and will terminate them in accordance with ethical guidelines, and Licensee will promptly assign to Licensor ownership of all data, inventions and rights in any related Patents, and will grant Licensor an exclusive, sublicensable license in the Field and in the Territory under the Joint Patents and Licensee Patents, generated before the date such rights revert to Licensor. The foregoing assignment and reversion of rights is subject to the payment by Licensor to Licensee of the royalties set forth in Section 3.2(d)(iii), as it relates to any Development Candidate or Product prior to the IND filing, and the royalties set forth in Section 3.3(c), as it relates to any Development Candidate or Product after the IND filing.
13.4    Termination Upon Change of Control of Licensor.
(a)Termination Upon Change of Control of Licensor. Notwithstanding the provisions of Section 13.3(a) above, promptly, but no later than ***** following the completion of any Change of Control of Licensor, Licensor will provide written notice of the same to Licensee (a “Licensor Change of Control Notice”). If Licensee elects to terminate this Agreement as a result of such Change of Control of Licensor, Licensee will provide ***** prior written notice of termination to Licensor no later than ***** after delivery of the Licensor Change of Control Notice and, in the absence of such notice of termination within ***** after the Licensor Change of Control Notice, this Agreement will remain in full force and effect. For the avoidance of doubt, this Section 13.4 in no way affects Licensee’s right in Section 13.3 to terminate this Agreement at any time upon ***** prior written notice to Licensor.
(b)Effect of Termination. Upon termination of this Agreement by Licensee pursuant to Section 13.4(a), all rights to the Technology in the Territory will revert to Licensor and all license rights granted to Licensee under Article 4 shall immediately and automatically terminate, and Licensee will stop recruiting for any ongoing Clinical Studies and will terminate them in accordance with ethical guidelines, and Licensee will promptly assign to Licensor ownership of all data, inventions and rights in any related Patents, and will grant Licensor an exclusive, sublicenseable license under the Joint Patents and Licensee Patents in the Field and in the Territory, generated before the date such rights revert to Licensor. The foregoing assignment and reversion of rights is subject to the payment by Licensor to Licensee of the royalties set forth in Section 3.2(d)(iii) as it relates to any Development Candidate or Product prior to the IND filing and the royalties set forth in Section 3.3(c) as it relates to any Development Candidate or Product after the IND filing.
13.5    Termination by Regulatory Authority.
(a)Suspension or Termination. Should any serious and unexpected events or issues occur with respect to the safety of any Product as a result of which (i) Regulatory Approval for such Product is terminated or suspended in one or more regulatory jurisdictions in the Territory, or (ii) a Regulatory Authority directs or requests discontinuance of development, use or sale of such Product in one or more countries in the Territory, then Licensee’s obligations under this Agreement with respect to such Product will be suspended in such regulatory

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

jurisdictions or countries (as applicable) until such serious safety event is resolved and Regulatory Approval for such Product is no longer terminated or suspended or the Regulatory Authority has given approval again to distribute or sell such Product (as applicable) in such regulatory jurisdictions or countries. Licensee may, upon written notice to Licensor, terminate this Agreement in its entirety or on a country-by-country basis pursuant to this Section 13.5(a) if Licensee’s obligations under this Agreement are suspended pursuant to this Section 13.5(a) for a period in excess of *****.
(b)Effect of Termination. Upon termination of this Agreement in its entirety or on a country-by-country basis by Licensee pursuant to Section 13.5(a), all rights to the Technology in the terminated Territory (on a country-by-country basis) will revert to Licensor and all license rights granted to Licensee under Article 4 shall immediately and automatically terminate with respect to the terminated Territory, and Licensee will stop recruiting for any ongoing Clinical Studies and will terminate them in accordance with ethical guidelines, and Licensee will promptly assign to Licensor ownership of all data, inventions and rights in any related Patents, and will grant Licensor an exclusive, sublicenseable license under the Joint Patents and Licensee Patents in the Field and in the Territory,, generated before the date such rights revert to Licensor. The foregoing assignment and reversion of rights is subject to the payment by Licensor to Licensee of the royalties set forth in Section 3.2(d)(iii) as it relates to any Development Candidate or Product prior to the IND filing and the royalties set forth in Section 3.3(c) as it relates to any Development Candidate or Product after the IND filing.
13.6    Termination for Fundamental Breach.
(a)    Termination Upon Written Notice. Each Party (the “Non-Breaching Party”) may terminate this Agreement in its entirety or on a country-by-country basis immediately upon written notice to the other Party (the “Breaching Party”) if the Breaching Party commits a Fundamental Breach and, after receiving written notice identifying such Fundamental Breach in reasonable detail (a “Fundamental Default Notice”), fails to cure such Fundamental Breach within ***** after delivery of the Fundamental Default Notice (or within ***** after delivery of the Fundamental Default Notice if such Fundamental Breach is solely based on the Breaching Party’s failure to pay any amounts due as it relates to such Fundamental Breach). If a Party gives notice to the Breaching Party pursuant this Section 13.6(a) as a result of a Fundamental Breach (or alleged Fundamental Breach) by the Breaching Party and, on or before the end of the cure period therefor, either Party has referred the matter to arbitration pursuant to Section 14.1, in either case where the Breaching Party is in good faith disputing such basis for termination pursuant to this Section 13.6(a), then (i) such cure period will be suspended and (ii) this Agreement will not terminate, unless and until such senior executives resolve the dispute or such court issues a final ruling or award upholding such basis for termination (or unless and until the Breaching Party is no longer disputing such basis in good faith, if earlier). If such court issues a final ruling or award upholding such basis for termination, then the cure period will resume, and the Breaching Party will have the remainder of the cure period to cure the Fundamental Breach. If the Fundamental Breach is so cured within the remainder of the cure

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

period, then this Agreement will remain in full force and effect, otherwise this Agreement will terminate. If such court issues a final ruling rejecting such basis for termination, then this Agreement will remain in full force and effect.
(b)    Effect of Termination by Licensee. Upon termination by Licensee pursuant to Section 13.6(a), Licensee will elect to either forfeit all rights granted to it under this Agreement, or, alternatively, elect to continue its license rights hereunder by making all of the payments that would be required if the Agreement were not terminated as and when such payments become due under Article 8, except that all such payments shall be reduced by ***** from the amounts that are otherwise payable, for the continuation of the license rights granted to Licensee, unless the termination was due to a breach of *****, in which case there shall be a ***** reduction, and all future non-financial obligations to Licensor and its Affiliates will immediately cease, other than those obligations which expressly survive any termination of expiration of this Agreement.
(c)    Effect of Termination by Licensor. Upon termination of this Agreement by Licensor pursuant to Section 13.6(a), all rights granted to Licensee to the Technology in the Territory will immediately and automatically terminate and revert to Licensor, Licensee will stop recruiting for any ongoing Clinical Studies and will terminate them in accordance with ethical guidelines, and Licensee will promptly assign to Licensor ownership of all data, inventions and rights in any related Patents generated before the date such rights revert to Licensor. The foregoing assignment and reversion of rights is subject to the payment by Licensor to Licensee of the royalties set forth in Section 3.2(d)(iii) as it relates to any Development Candidate or Product prior to the IND filing and the royalties set forth in Section 3.3(c) as it relates to any Development Candidate or Product after the IND filing, except that all such payments shall be reduced by ***** from the amounts that are otherwise payable.
(d)    Transition Assistance to Licensor. In connection with a reversion of rights and assignment in accordance with Section 13.6(d), Licensee will provide such assistance, as expeditiously as possible, at no cost to Licensor, and as may be, and for so long as, reasonably necessary or useful (in Licensee’s sole determination) for Licensor to continue Developing or Commercializing Product throughout the Territory to the extent Licensee, its Affiliates and sublicensees are then performing or having performed such activities, including (i) furnishing to Licensor all safety information owned or controlled by Licensee and (ii) assigning or amending as appropriate, upon request of Licensor, any agreements or arrangements with Third Party contractors to Develop, distribute, sell or otherwise Commercialize Product. To the extent that any such contract between Licensee and a Third Party is not assignable to Licensor, Licensee will reasonably cooperate with Licensor to arrange to continue to provide such services for a reasonable time after termination.
(e)    Survival. For the avoidance of doubt, any Article or Section that is referenced in this Section 13.6 shall survive termination to the extent applicable to this Section 13.6.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

13.7    Termination for Non-Fundamental Breach.
(a)Termination Upon Written Notice. Each Non-Breaching Party may terminate this Agreement in its entirety or on a country-by-country basis immediately upon written notice to the Breaching Party if the Breaching Party commits a Non-Fundamental Breach and, after receiving written notice identifying such Non-Fundamental Breach in reasonable detail (a “Non-Fundamental Default Notice”), fails to cure such Non-Fundamental Breach within ***** after delivery of the Non-Fundamental Default Notice (or within ***** after delivery of the Non-Fundamental Default Notice if such Non-Fundamental Breach is solely based on the Breaching Party’s failure to pay any amounts due as it relates to such Non-Fundamental Breach). If a Party gives notice to the Breaching Party pursuant this Section 13.7(a) as a result of a Non-Fundamental Breach (or alleged Non-Fundamental Breach) by the Breaching Party and, on or before the end of the cure period therefor, either Party has referred the matter to arbitration pursuant to Section 14.1, in either case where the Breaching Party is in good faith disputing such basis for termination pursuant to this Section 13.7(a), then (i) such cure period will be suspended and (ii) this Agreement will not terminate, unless and until such senior executives resolve the dispute or such court issues a final ruling or award upholding such basis for termination (or unless and until the Breaching Party is no longer disputing such basis in good faith, if earlier). If such court issues a final ruling or award upholding such basis for termination, then the cure period will resume, and the Breaching Party will have the remainder of the cure period to cure the Non-Fundamental Breach. If the Non-Fundamental Breach is so cured within the remainder of the cure period, then this Agreement will remain in full force and effect, otherwise this Agreement will terminate. If such court issues a final ruling rejecting such basis for termination, then this Agreement will remain in full force and effect.
(b)Effect of Termination by Licensee. Upon termination by Licensee pursuant to Section 13.7(a), Licensee will elect to either forfeit all rights granted to it under this Agreement, or, alternatively, elect to continue its license rights hereunder by making all of the same payments that would be required if the Agreement were not terminated as and when such payments become due under Article 8, except that all such payments shall be reduced by ***** from the amounts that are otherwise payable, for the continuation of the license rights granted to Licensee and all future non-financial obligations to Licensor and its Affiliates will immediately cease, other than those obligations which expressly survive any termination of expiration of this Agreement.
(c)Effect of Termination by Licensor. Upon termination of this Agreement by Licensor pursuant to Section 13.7(a), all rights granted to Licensee to the Technology in the Territory will immediately and automatically terminate and revert to Licensor, Licensee will stop recruiting for any ongoing Clinical Studies and will terminate them in accordance with ethical guidelines, and Licensee will promptly assign to Licensor ownership of all data, inventions and rights in any related Patents, and will grant Licensor a an exclusive, sublicensable license under the Joint Patents and Licensee Patents in the Field in the Territory, generated before the date such rights revert to Licensor. The foregoing assignment and reversion of rights is subject to the

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

payment by Licensor to Licensee of the royalties set forth in Section 3.2(d)(iii) as it relates to any Development Candidate or Product prior to the IND filing and the royalties set forth in Section 3.3(c) as it relates to any Development Candidate or Product after the IND filing, except that all such payments shall be reduced by ***** from the amounts that are otherwise payable.
(d)Transition Assistance to Licensor. In connection with a reversion of rights and assignment in accordance with Section 13.7(d), Licensee will provide such assistance, as expeditiously as possible, at no cost to Licensor, and as may be, and for so long as, reasonably necessary or useful (in Licensee’s sole determination) for Licensor to continue Developing or Commercializing Product throughout the Territory to the extent Licensee, its Affiliates and sublicensees are then performing or having performed such activities, including (i) furnishing to Licensor all safety information owned or controlled by Licensee and (ii) assigning or amending as appropriate, upon request of Licensor, any agreements or arrangements with Third Party contractors to Develop, distribute, sell or otherwise Commercialize Product. To the extent that any such contract between Licensee and a Third Party is not assignable to Licensor, Licensee will reasonably cooperate with Licensor to arrange to continue to provide such services for a reasonable time after termination.
(e)    Survival. For the avoidance of doubt, any Article or Section that is referenced in this Section 13.7 shall survive termination to the extent applicable to this Section 13.7.
13.8    Survival. Termination or expiration of this Agreement will not affect rights or obligations of the Parties under this Agreement that have accrued before the date of termination or expiration. Notwithstanding anything to the contrary, the following provisions will survive any expiration or termination of this Agreement: *****.
ARTICLE 14
DISPUTE RESOLUTION
14.1    Arbitration. In the event of any disputes, controversies or differences between the Parties (except for disputes arising from the JRC, which will be handled pursuant to Section 14.2 and only handled pursuant to this Section 14.1 as provided in Section 14.2), arising out of, in relation to, or in connection with this Agreement, including any alleged failure to perform, or breach, of this Agreement, or any issue relating to the validity, construction, interpretation, enforceability, breach, performance, application, or termination of this Agreement a (“Dispute”), then upon the written request of either Party, the Parties agree to meet and discuss in good faith an amicable resolution thereof, which good faith efforts include at least one in-person meeting between the Executive Officers of each Party. If the Dispute is not resolved within ***** following the written request for amicable resolution, then either Party may then initiate arbitration under this Section 14.1. Any Dispute that the Parties do not resolve through amicable resolution will be settled by final and binding arbitration administered by JAMS, Inc.,

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

the alternative dispute resolution company formerly known as Judicial Arbitration and Mediation Services, Inc., pursuant to its Comprehensive Arbitration Rules and Procedures then in effect (the “JAMS Rules”), except as otherwise provided. The number of the arbitrators will be one. The arbitration will be conducted in New York, New York. The language of the arbitration will be English. Judgment on the award may be entered in any court having jurisdiction. Except as may be required by Law, neither Party may disclose the existence, content, or results of any arbitration hereunder without the prior written consent of both parties.
14.2    Referred from JRC. With respect to disputes arising from matters delegated or referred to the JRC pursuant to the terms of this Agreement, either Party may, by written notice to the other Party, have such dispute referred to each Party’s Executive Officers for attempted resolution by good faith negotiations within ***** after such notice is received. If the Executive Officers of the Parties are not able to resolve a dispute within the ***** period described above, then the Executive Officer of Licensee may cast the deciding vote for the JRC.
14.3    Equitable Relief. Notwithstanding Sections 14.1 and 14.2, each Party acknowledges that its breach of Article 12 may cause irreparable harm to the other Party, which cannot be reasonably or adequately compensated by damages in an action at law. By reason thereof, each Party agrees that the other Party may, in addition to any other remedies it may have under this Agreement or otherwise, seek preliminary and permanent injunctive and other equitable relief from any state or federal court of competent jurisdiction in New York, New York to prevent or curtail any actual or threatened breach of Article 12 that is reasonably likely to cause it irreparable harm. In addition, notwithstanding Sections 14.1 and 14.2, to the fullest extent provided by Law, either Party may bring an action in any court of competent jurisdiction for injunctive relief (or any other provisional remedy) to protect a Party’s rights or enforce a Party’s obligations under this Agreement pending final resolution of any claims related thereto pursuant to the dispute resolution procedure set forth in Section 14.1.
14.4    Governing Law. This Agreement and all disputes arising out of or related to this Agreement or any breach hereof are governed by and construed under the Laws of the State of New York, without giving effect to any choice of law principles that would require the application of the Laws of a different state.
14.5    Patent and Trademark Disputes. Notwithstanding Section 14.1, any dispute, controversy or claim relating to the scope, validity, enforceability or infringement of any Patent or trademark rights outside the U.S. covering the manufacture, use, importation, offer for sale or sale of Product will be submitted to a court of competent jurisdiction in the country in which such Patent or trademark rights were granted or arose.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

ARTICLE 15
MISCELLANEOUS
15.1    Entire Agreement; Amendment. This Agreement, including the Exhibits hereto, together with the Collaboration Research Plan, the confidentiality agreements referenced in Section 12.5 and any other documents delivered pursuant hereto or thereto, sets forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto and thereto and their Affiliates with respect to the subject matter hereof and supersedes, as of the Effective Date, all prior and contemporaneous agreements and understandings between the Parties with respect to the subject matter hereof. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties with respect to the subject matter of this Agreement other than as are set forth in this Agreement and the Collaboration Research Plan. No subsequent alteration, amendment, change or addition to this Agreement will be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party.
15.2    Force Majeure. Both Parties will be excused from the performance of their obligations under this Agreement to the extent that such performance is prevented by force majeure and the non-performing Party promptly provides notice of the prevention to the other Party. Such excuse will continue for so long as the condition constituting force majeure continues and the non-performing Party takes reasonable efforts to remove the condition. For purposes of this Agreement, force majeure includes conditions beyond the control of the Parties, including an act of God, war, civil commotion, terrorist act, epidemic, failure or default of public utilities or common carriers, destruction of production facilities or materials by fire, earthquake, and storm or like catastrophe. Notwithstanding the foregoing, a Party will not be excused from making payments owed hereunder because of a force majeure affecting such Party. If a force majeure persists for more than *****, then the Parties will discuss in good faith the modification of the Parties’ obligations under this Agreement to mitigate the delays caused by such force majeure.
15.3    Notices. Any notice required or permitted to be given under this Agreement will be in writing, will specifically refer to this Agreement, and will be addressed to the appropriate Party at the address specified below or such other address as may be specified by such Party in writing in accordance with this Section 15.3, and will be deemed to have been given for all purposes (a) when received, if hand-delivered or sent by email with confirmed read receipt, confirmed facsimile or a reputable courier service, or (b) five (5) Business Days after mailing, if mailed by first class certified or registered airmail, postage prepaid, return receipt requested.

If to Licensor:	Exicure, Inc. 8045 Lamon Ave Skokie, Illinois 60077

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Attn: CFO Fax: 847-556-6411

With copies to (which will not constitute notice):

Sidley Austin, LLP 1001 Page Mill Road, Building 1 Palo Alto, CA 94304
Attn: Sam Zucker Fax: 650-565-7100
If to Licensee:	Purdue Pharma L.P. One Stamford Forum 201 Tresser Boulevard Stamford, Connecticut 06901 Attn: Office of the General Counsel
Fax: 203-588-6223
With a copy to (which will not constitute notice):

Chadbourne & Parke LLP 1301 Avenue of the Americas New York, NY 10019–6022 Attn: Stuart D. Baker
Fax: 212-489-7130

15.4    No Strict Construction; Interpretation; Headings. The language in this Agreement is to be construed in all cases according to its fair meaning. Except where the context otherwise requires, wherever used, the singular includes the plural, the plural the singular, the use of any gender applies to all genders. The word “or” is used in the disjunctive sense and the word “and” is used in the conjunctive sense. The captions of this Agreement are for convenience of reference only and in no way define, describe, extend, or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The term “including,” “include,” or “includes”, whether or not followed by “without limitation” or “including, but not limited to,” or words of similar import, shall be construed to mean in each case including, without limiting the generality of any description preceding such term.  The Parties agree that no meaning should be inferred about the use of “without limitation” or “including, but not limited to” in some instances but not others. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document will be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein), (ii) any reference to any Laws will be construed as referring to such Laws as from time to time enacted, repealed or amended, (iii) any reference to

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

any person will be construed to include the person’s successors and permitted assigns, (iv) the words “herein”, “hereof” and “hereunder”, and words of similar import, will be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (v) any reference to the words “mutually agree” or “mutual written agreement” will not impose any obligation on either Party to agree to any terms relating thereto or to engage in discussions relating to such terms except as such Party may determine in such Party’s sole discretion, (vi) all references to Sections, Exhibits or Schedules will be construed to refer to Sections, Exhibits and Schedules to this Agreement, (vii) the word “days” means calendar days unless otherwise specified, and (viii) the words “copy” and “copies” and words of similar import when used in this Agreement include, to the extent available, electronic copies, files or databases containing the information, files, items, documents or materials to which such words apply. The headings of each Article and Section in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular Article or Section. Each Party represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption will apply against the Party which drafted such terms and provisions.
15.5    Assignment. Neither Party may assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other Party, except that a Party may, subject to Section 13.4, make such an assignment without the other Party’s consent to its Affiliates or to a Third Party successor or transferee to assets of such Party in the Field to which this Agreement relates (such Third Party, an “Acquiror”), whether in a merger, sale of stock, sale of assets or other transaction. Any successor or assignee of rights or obligations permitted hereunder will, in writing to the other Party, expressly assume performance of such rights or obligations. The Technology excludes any Patents and Information Controlled by any Acquiror (or any Affiliate thereof, excluding a Party hereto as a result of such transaction) except to the extent such Acquiror’s Information or Patents are Controlled by Licensor or Licensee, as applicable, or any of Licensor’s or Licensee’s, as applicable, Affiliates, and are necessary for the Development or Commercialization of Product and used in respect of Product in the Territory. Any permitted assignment will be binding on the successors of the assigning Party. Any assignment or attempted assignment by either Party in violation of the terms of this Section 15.5 is null, void and of no legal effect.
15.6    Performance by Affiliates. Each Party may discharge any obligations and exercise any right hereunder through any of its Affiliates. Each Party hereby guarantees the performance by its Affiliates of such Party’s obligations under this Agreement, and will cause its Affiliates to comply with the provisions of this Agreement in connection with such performance. Any breach by a Party’s Affiliate of any of such Party’s obligations under this Agreement is a breach by such Party, and the other Party may proceed directly against such Party without any obligation to first proceed against such Party’s Affiliate.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

15.7    Further Assurances and Actions. Each Party, upon the request of the other Party, whether before or after the Effective Date and without further consideration, will do, execute, acknowledge, and deliver or cause to be done, executed, acknowledged or delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney, instruments and assurances as may be reasonably necessary to effect complete consummation of the transactions contemplated by this Agreement, and to do all such other acts, as may be necessary or appropriate to carry out the purposes and intent of this Agreement. The Parties agree to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be reasonably necessary to consummate or implement expeditiously the transactions contemplated by this Agreement.
15.8    Severability. Each of the provisions contained in this Agreement will be severable, and the unenforceability of one will not affect the enforceability of any others or of the remainder of this Agreement. If any one or more of the provisions of this Agreement, or the application thereof in any circumstances, is held to be invalid, illegal, or unenforceable in any respect for any reason, the Parties will negotiate in good faith with a view to the substitution therefor of a suitable and equitable solution to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid provision; provided, however, that the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions of this Agreement will not be in any way impaired thereby, it being intended that all of the rights and privileges of the Parties hereto will be enforceable to the fullest extent permitted by Law.
15.9    No Waiver. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver will be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. The waiver, delay or the failure of any Party to enforce or exercise any term, condition or part of this Agreement at any time or in any one or more instances will not be deemed to be or construed as a waiver of the same or any other term, condition or part, nor will it forfeit any rights, power or privilege to future enforcement thereof. No single or partial exercise of any right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by Law, (a) no claim or right arising out of this Agreement or any of the documents referred to in this Agreement can be discharged by one Party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other Party; (b) no waiver that may be given by a Party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one Party will be deemed to be a waiver of any obligation of that Party or of the right of the Party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement. Except as expressly set forth in this Agreement, all rights and remedies available to a Party, whether under this Agreement or afforded by Law or otherwise, will be cumulative and not in the alternative to any other rights or remedies that may be available to such Party.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

15.10    Relationship of the Parties. Neither Party will have any responsibility for the hiring, termination or compensation of the other Party’s employees or for any employee benefits of such employee. No employee or representative of a Party will have any authority to bind or obligate the other Party to this Agreement for any sum or in any manner whatsoever, or to create or impose any contractual or other liability on the other Party without said Party’s approval. For all purposes, and notwithstanding any other provision of this Agreement to the contrary, Licensor’s legal relationship to Licensee under this Agreement will be that of independent contractor and nothing in this Agreement gives either Party the power or authority to act for, bind, or commit the other Party in any way. This Agreement is not a partnership agreement. Nothing in this Agreement will be construed to establish a relationship of partners, principal and agent or joint venturers between the Parties or their respective employees or Affiliates. Nothing contained in this Agreement shall be construed to create a “separate entity” or “business entity” within the meaning of the U.S. Internal Revenue Code or the regulations thereunder and any foreign equivalents thereto. Neither Licensee nor Licensor will make any statements, representations, or commitments of any kind, or to take any action that is binding on the other, without the prior consent of the other Party to do so.
15.11    English Language. This Agreement was prepared in the English language, which language governs the interpretation of, and any dispute regarding, the terms of this Agreement.
15.12    Counterparts. This Agreement may be executed in one or more counterparts, each of which is an original, but all of which together constitute one and the same instrument. Each Party may execute this Agreement by facsimile transmission or by PDF. In addition, facsimile or PDF signatures of authorized signatories of any Party will be deemed to be original signatures and will be valid and binding, and delivery of a facsimile or PDF signature by any Party will constitute due execution and delivery of this Agreement.
15.13    Schedules. The disclosure of any matter in any Section of or on any Schedule to this Agreement will only be deemed to be a disclosure for the Section or subsection of this Agreement to which it corresponds in number, unless the applicability of such Schedule to any other Section is readily apparent. The disclosure of any matter in any Schedule to this Agreement will expressly not be deemed to (a) constitute an admission by either Party hereto, or (b) imply that any such matter is material for purposes of this Agreement.
15.14    Expenses. Each of the Parties will bear its own direct and indirect expenses incurred in connection with the negotiation and preparation of this Agreement and, except as set forth in this Agreement, the performance of the obligations contemplated hereby and thereby.
15.15    Section 365(n). The Parties acknowledge and agree that the licenses granted by the Parties pursuant to Sections 4.1 and 4.2 and all other rights granted under or pursuant to this Agreement are, for purposes of Section 365(n), licenses of rights to “intellectual property” as defined under Section 101(35A) of the Bankruptcy Code (or analogous foreign provisions), and

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

that this Agreement is an executory contract governed by Section 365(n) if a bankruptcy proceeding is commenced involving either Party (as licensor hereunder). Licensee, as the licensee of such rights under Section 4.1, retains and may fully exercise all of its rights and elections under the Bankruptcy Code. The foregoing provisions of this Section 15.15 are without prejudice to any rights the Parties may have arising under the Bankruptcy Code or other Laws.
15.16    Third Party Beneficiaries. Pursuant to Section 2.7 of the Head License Agreements, the Parties agree that Northwestern is a third party beneficiary of this Agreement. Except for the foregoing, the Parties do not confer any rights or remedies upon any party other than the Parties to this Agreement and their respective successors and permitted assigns.
[Remainder of this page intentionally left blank]

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized officers as of the Effective Date.

EXICURE, INC.	PURDUE PHARMA L.P. By: Purdue Pharma Inc., its general partner
By: /s/ David Giljohann, Ph.D	By: /s/ Mark Timney
Name: David Giljohann, Ph.D.	Name: Mark Timney
Title: CEO, Exicure Inc.	Title: President & Chief Executive Officer

PURDUE PHARMA L.P. By: Purdue Pharma Inc., its general partner
By: /s/ Jean-Jacques Charhon
Name: Jean-Jacques Charhon
Title: Chief Financial Officer

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

EXHIBIT A

OPTION DECLINATION NOTICE

Exicure, Inc.
8045 Lamon Ave
Skokie, Illinois 60077
United States of America
Date: [●]
Ladies and Gentlemen:

RE:	Option Declination Notice pursuant to Research Collaboration, Option and License Agreement (the “Agreement”) dated [●] between Exicure, Inc. and Purdue Pharma L.P.
Capitalized terms used in this Option Declination Notice shall have the meanings ascribed to them in the Agreement.
Pursuant to Section 3.2(c)(iii) of the Agreement, Licensee hereby declines to exercise the Option as it relates to the following Development Candidate: _________________________________, which ☐ is or ☐ is not a Collaboration Development Candidate.
A.    In the event the Development Candidate is a Collaboration Development Candidate:

1.	The Collaboration Target of such Collaboration Development Candidate is: _____________________________________.

2.	Pursuant to Section 3.2(d)(i), Licensee hereby:

☐
reverts its rights relating to such Collaboration Target to Licensor, in which case, all Options with respect to such Collaboration Target shall lapse and expire upon Licensor’s receipt of this Option Declination Notice and all rights to such Collaboration Target and all related Collaboration Development Candidates will revert to Exicure.

☐
retains its rights relating to such Collaboration Target, in which case, subject to the limitations on the obligations of Licensor as set forth in Section 2.5, Licensor will continue to Develop new Collaboration Development Candidates for such Collaboration Target, at Licensee’s expense, and Licensee shall retain exclusivity of such Collaboration Target and all related Collaboration Development Candidates.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

B.    In the event the Development Candidate is a TNF-α Development Candidate:

1.	Pursuant to Section 2.10 (by way of 3.2(d)(i) applying mutatis mutandis) and Section 3.2(d)(ii), Licensee hereby:

☐
reverts its rights relating to the TNF-α Target to Licensor, in which case, all Options with respect to the TNF-α Target shall lapse and expire upon Licensor’s receipt of this Option Declination Notice and all rights to the TNF-α Target and the TNF-α Development Candidates, including AST-005, will revert to Exicure.

☐
retains its rights relating to the TNF-α Target, in which case, subject to the limitations on the obligations of Licensor as set forth in Section 2.5, Licensor will continue to Develop new TNF-α Development Candidates for the TNF-α Target, at Licensee’s expense, and Licensee shall retain exclusivity of the TNF-α Target and the TNF-α Development Candidates, including AST-005.

Yours sincerely,

PURDUE PHARMA L.P. By: Purdue Pharma Inc., its general partner
By:
Name:
Title:

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

EXHIBIT B

OPTION EXERCISE NOTICE
Exicure, Inc.
8045 Lamon Ave
Skokie, Illinois 60077
United States of America
Date: [●]
Ladies and Gentlemen:

RE:	Option Exercise Notice pursuant to Research Collaboration, Option and License Agreement (the “Agreement”) dated [●] between Exicure, Inc. and Purdue Pharma L.P.
Capitalized terms used in this Option Exercise Notice shall have the meanings ascribed to them in the Agreement.
Pursuant to Section 3.2(c)(ii) of the Agreement, Licensee hereby elects to exercise the Option as it relates to the following Development Candidate: _________________________________.

Yours sincerely,

PURDUE PHARMA L.P. By: Purdue Pharma Inc., its general partner
By:
Name:
Title:

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

EXHIBIT C

INITIAL COLLABORATION RESEARCH PLAN
See attached.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Purdue Pharma and Exicure Collaboration Research Proposal: Design and Evaluation of Antisense SNAs *****
Collaboration Goals
*****
Stages
*****
Research Plan
NOTE: Separate formulation development, depending on the indication and route of administration may be required, and is outside the scope of this plan.
Stage 1: Design, Synthesis and Analysis of Oligonucleotide Sequences and SNA Constructs. Confirm delivery of SNA Constructs into Relevant Cell Lines.

A)	*****

B)	*****

C)	*****

D)	*****

E)	*****

F)	*****

G)	*****

H)	*****
Stage 2: Confirm In-vitro and Ex-vivo (if applicable) Inhibition of Targets by Candidate SNA Constructs.

A)	*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

B)	*****

C)	*****

D)	*****
Stage 3: Demonstrate In-vivo Efficacy in an Appropriate Animal Model System.
*****
*****

A)	*****

B)	*****

C)	*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

EXHIBIT D

NEW STUDY PLAN
See attached.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

EXHIBIT E

SPRINGING LICENSE SIDE LETTER AGREEMENT
See attached.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL

October 11, 2016

Alicia Löffler, Ph.D.
Associate Vice President for Research, and Executive Director
Innovation and New Ventures Office (INVO)
Northwestern University
1800 Sherman Avenue
Evanston, IL 60202

Re: Side Agreement to “Northwestern Agreements” in Relation to Purdue Sublicense
Dear Dr. Löffler:
Reference is hereby made to that certain License Agreement executed on February 10, 2016 and effective as of May 27, 2014, to that certain License Agreement executed and effective on June 17, 2016, and that certain Restated License Agreement amended on September 27, 2016 and effective as of December 12, 2011 (collectively, the “Northwestern Agreements”) by and between Northwestern University, an Illinois not-for-profit corporation with a principal place of business at 633 Clark Street, Evanston, Illinois, 60208 (“Northwestern”), and Exicure, Inc., a Delaware corporation with a principal place of business at 8045 Lamon Avenue, Skokie, Illinois, 60077 (“Exicure”).
WHEREAS, pursuant to the Northwestern Agreements, Northwestern has granted Exicure an exclusive license to certain Patent Rights, and a non-exclusive license to certain Know-How (each as defined in the Northwestern Agreements) and other rights (in total, the “Exicure Rights”);
WHEREAS, Exicure intends to sublicense certain of the Exicure Rights to Purdue Pharma L.P., a Delaware limited partnership having an address at One Stamford Forum, 201 Tresser Boulevard, Stamford, Connecticut 06901, United States of America (“Purdue”) via a “Research Collaboration, Option and License Agreement” between Exicure and Purdue (the “Sublicense Agreement”), upon the execution of which Purdue would become a Sublicensee (as defined under the Northwestern Agreements).
NOW THEREFORE, in order to clarify the consequences to Purdue in the event of a termination by Northwestern of some or all of the Exicure Rights pursuant to Section 10 of the Northwestern Agreements, Exicure, Northwestern and Purdue hereby enter into this side agreement (“Side Agreement”). Unless otherwise expressly stated in this Side Agreement, all

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

provisions of the Northwestern Agreements and of the Sublicense Agreement remain unchanged and in full force and effect. Unless defined in this Side Agreement or otherwise indicated, all capitalized terms shall have the meanings assigned to them in the Sublicense Agreement.
Exicure, Northwestern and Purdue, each intending to be legally-bound by this Side Agreement, hereby agree to the following:
(a)Northwestern hereby consents and agrees that further to Section 2.7 of the Northwestern Agreements, Northwestern hereby consents to the grant of the sublicenses set forth as follows:
Subject to the terms and conditions of the Northwestern Agreements, Purdue may grant sublicenses of each license granted to Purdue under the Sublicense Agreement with prior notice to Exicure, only to (A) its Affiliates and (B) Third Party subcontractors (including any Third Party manufacturers), and in each case on the condition that Purdue will at all times sell, offer for sale, import, export and otherwise Commercialize Product in Purdue’s or its Affiliate’s name.
(b)Except as set forth in section (a) above, any sublicense of the Exicure Rights by Purdue pursuant to section (a) above shall fully comport with the remaining provisions of Section 2.7 of the Northwestern Agreements (including, but not limited to the requirement to provide to Northwestern notice and a copy of each sublicense agreement within 30 days of execution). For the avoidance of doubt, all obligations of “Licensee” and “Sublicensee” (as those terms are used in Section 2.7 of the Northwestern Agreements) are still in effect.
(c)(i) In the event of a termination of the Northwestern Agreements (A) by Exicure pursuant to Section 10.2 of the Northwestern Agreements, (B) by Northwestern pursuant to Sections 10.3 or 10.4 of the Northwestern Agreements, (C) pursuant to Section 10.5 of the Northwestern Agreements or (ii) the rejection of the Northwestern Agreements in any bankruptcy proceeding pursuant to 11 U.S.C. § 365, Northwestern, after receiving notice of such termination or rejection, shall promptly notify Purdue in writing of such termination or rejections, as applicable. With effect from the date that Purdue learns of such termination or such rejection, as applicable, whether due to receipt of notice from Northwestern or otherwise and if the Sublicense Agreement is in effect prior to termination of the Northwestern Agreements, then, notwithstanding Section 2.7 of the Northwestern Agreements, Purdue may, within thirty (30) days and upon written notice to Northwestern (the “Springing Notice”), automatically and without further required action, assume the rights and responsibilities of Exicure under the Northwestern Agreements, to the extent of the rights granted to Purdue pursuant to the Sublicense Agreement, solely to the extent necessary to allow Purdue to continue to Develop and Commercialize the Collaboration Targets, the TNF-α Target, Development Candidates and Products within the Field of the Sublicense Agreement. Such rights and responsibilities of Purdue as a sublicensee under the Northwestern Agreements shall continue in full force and effect as long as Purdue is not in breach of any of the material obligations applicable to sublicensees under the Northwestern Agreements.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(d)In the event Purdue provides Northwestern with Springing Notice, all of the rights and obligations of Exicure as licensee under the Northwestern Agreements, including, without limitation, the obligations to make all payments required to be made as a sublicense under the Northwestern Agreements shall be transferred to Purdue in their entirety, and Exicure shall no longer have any responsibility with respect to any such obligations as of the effective date of any such termination. For clarity, the scope of the rights and obligations of Purdue that will survive any such termination shall not in any event exceed the scope and limitations of the sublicenses granted to Purdue under the Sublicense Agreement. In the event Purdue provides Northwestern with Springing Notice and the Sublicense Agreement is in effect and Exicure is not in breach of certain of the material obligations applicable to Sublicense Agreement, Purdue shall remain fully responsible for making all payments to Exicure as required under the Sublicense Agreement, but shall be entitled to deduct any payments that are made directly to Northwestern for the continued sublicense rights under the Northwestern Agreements from the payments that are owed to Exicure under the Sublicense Agreement.
(e)Northwestern, Exicure, and Purdue hereby agree that this Side Agreement is and shall be binding on and enforceable against each of Northwestern, Exicure and Purdue in accordance with its terms, notwithstanding any failure by Exicure to perform its obligations under this Side Agreement.
In witness whereof, the parties have executed this Side Agreement by their duly authorized representatives on the date first written above.
[Signature page follows]

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

NORTHWESTERN UNIVERSITY

By:	/s/ Alicia Löffler, Ph.D
Alicia Löffler, Ph.D
Executive Director, INVO, and
Associate Vice President for Research

Date:

EXICURE, INC.

By:	/s/ David Giljohann, Ph.D
David Giljohann, Ph.D.
Chief Executive Officer

Date:

PURDUE PHARMA L.P.

By:	Purdue Pharma Inc., its general partner

By:	/s/ Mark Timney
Name: Mark Timney
Title: President & Chief Executive Officer

Date:

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

EXHIBIT F

JOINT PRESS RELEASE
See attached.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Purdue Pharma and Exicure Announce Strategic Research Collaboration
Agreement to Discover and Develop a Treatment for Psoriasis and Other Diseases
Utilizing SNA™ Technology
Purdue Pharma Will Obtain Full Worldwide Development and Commercial Rights to AST-005, as well as an Option to Three Additional Collaboration Targets with Associated Intellectual Property
STAMFORD, Conn. & SKOKIE, Ill., Dec. 8, 2016--Purdue Pharma L.P. and Exicure, Inc. today announced a strategic research collaboration, option and license agreement to discover and develop a treatment for psoriasis, and other diseases amenable to a gene regulation approach utilizing Exicure’s Spherical Nucleic Acid (SNA)™ technology. Purdue Pharma, upon exercise of the options, will obtain full worldwide development and commercial rights to AST-005, and rights to three additional collaboration targets with associated intellectual property.
The lead compound, AST-005, is an investigational, topically-applied SNA that targets tumor necrosis factor (TNF), a pro-inflammatory cytokine shown to be a key mediator of psoriasis. In a recently completed Phase 1 trial, fifteen patient volunteers with chronic plaque psoriasis were treated with AST-005 for ten days. The first trial with AST-005, based on Exicure’s proprietary SNA technology, met the safety and tolerability requirements in patients with mild to moderate psoriasis. In addition to the safety data typically collected from the first Phase 1 trial, pharmacodynamic assessments were performed from the treated plaque area.
Psoriasis is an inflammatory disease that results in red, scaly patches on the skin. Current treatments for psoriasis include biologics, orally administered drugs and a variety of non-targeted topical treatments. The unique ability of SNA constructs allows AST-005 to penetrate the skin when applied topically and knock down the TNF gene of interest.
Under the terms of agreement, Exicure received an upfront payment, will receive an equity investment and could potentially receive development, regulatory and commercial milestone compensation, which together with the upfront payment and equity investment, could total up to $790 million, if all programs are fully developed, as well as royalties on potential sales of the products.
“This long-term strategic collaboration agreement represents a significant expansion of Purdue’s pipeline, and provides us with the potential to further our mission of developing novel therapies for patients with chronic conditions,” said Mark Timney, President and Chief Executive Officer, Purdue Pharma L.P. “We look forward to combining Exicure’s SNA technology and deep

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

expertise in this field with Purdue’s resources and expertise in clinical studies, regulatory affairs and commercialization for the benefit of patients.”

“Given the broad potential of SNA technology, we want to forge long-term strategic relationships with best-in-class companies. As we were looking for a global leader with a proven track record in the development and global commercialization of treatments for patients with chronic conditions, we were very impressed with the Purdue Pharma’s clinical and commercial capabilities,” said Dr. David Giljohann, Chief Executive Officer, Exicure.
Chadbourne & Parke LLP served as lead outside counsel for Purdue Pharma. Faber Daeufer & Itrato served as lead outside counsel for Exicure.
ABOUT SPHERICAL NUCLEIC ACIDS
Spherical Nucleic Acids (SNA) are nanoscale, spherical arrangements of densely packed and radially oriented nucleic acids. This architecture overcomes one of the most difficult obstacles to nucleic acid based therapeutics: safe and effective delivery into cells and tissues of therapeutic importance without the need for additional physical or chemical methods or components. The SNAs are designed to be extremely potent and highly targeted gene regulation and immune-modulatory agents. SNA™ technology originated in the lab of Professor Chad A. Mirkin at the Northwestern University International Institute for Nanotechnology.
ABOUT EXICURE, INC.
Exicure, Inc. is a clinical stage biotechnology company developing a new class of immunomodulatory and gene silencing drugs against validated targets. The company’s 3-dimensional, spherical nucleic acid (SNA™) architecture unlocks the potential of nucleic acid therapeutics in multiple organs. Exicure’s lead programs address diseases from inflammatory disorders to oncology.
Exicure's intellectual property portfolio includes 75 pending patent applications and 35 allowed or issued patents. These filings impact numerous jurisdictions worldwide, and they cover a range of inventions, including fundamental nanoparticle manufacturing breakthroughs and numerous application-specific improvements. Exicure is based in Skokie, Ill. For more information, please visit http://www.exicuretx.com.
ABOUT PURDUE PHARMA L.P.
Purdue Pharma is a privately-held pharmaceutical company and is part of a global network of independent associated companies that is known for pioneering research in chronic pain and opioids with abuse deterrent properties. The company’s leadership and employees are committed to providing healthcare professionals, patients and caregivers quality products and educational resources to support their proper use. Purdue Pharma is engaged in the development, production and distribution of both prescription and over-the-counter medicines and hospital products. With

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Purdue Pharma’s expertise in drug development, commercialization and life-cycle management, the company is diversifying in high-need areas to expand through strategic acquisitions and creative partnerships. For more information, please visit www.purduepharma.com.

###
Media Inquiries:
Purdue Pharma L.P.
Catherine London, 203-588-7530
Corporate Communications
catherine.london@pharma.com

or

MacDougall Biomedical Communications for Exicure
Karen Sharma, 781-235-3060
ksharma@macbiocom.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

SCHEDULE 1

EXCLUDED TARGETS
*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

SCHEDULE 2

LICENSOR PATENTS

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THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Filing Date	Application Number/ Publication Number	Patent Number	Application Type	Country	Status	Title
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THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Filing Date	Application Number/ Publication Number	Patent Number	Application Type	Country	Status	Title
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THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Filing Date	Application Number/ Publication Number	Patent Number	Application Type	Country	Status	Title
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THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Filing Date	Application Number/ Publication Number	Patent Number	Application Type	Country	Status	Title
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THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Filing Date	Application Number/ Publication Number	Patent Number	Application Type	Country	Status	Title
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THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

SCHEDULE 10.2(i)

GRANT OF RIGHTS
See attached.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

SCHEDULE 10.2(i)

GRANT OF RIGHTS
Rights granted with respect to AST-005

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THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.